                                                      Registration Nos. 33-49098
                                                                       811-06719

              As filed with the Securities and Exchange Commission
                              on December 18, 2006

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

     Post-Effective Amendment No. 50                                         [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

     Amendment No. 51                                                        [X]

                                   BB&T FUNDS
               (Exact Name of Registrant as Specified in Charter)

                     3435 Stelzer Road, Columbus, Ohio 43219
                    (Address of principal executive offices)

               Registrant's telephone number, including Area Code:
                                 (800) 228-1872

                                   ----------

                          Keith F. Karlawish, President

                                   BB&T Funds
                     3435 Stelzer Road, Columbus, Ohio 43219
                     (Name and address of agent for service)

                          Copies of communications to:

                             Alan G. Priest, Esquire
                                Ropes & Gray LLP
               One Metro Center, 700 12th Street, N.W., Suite 900
                             Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)

[X]  immediately upon filing pursuant to paragraph (b)

[ ]  on December 18, 2006 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(i)

[ ]  on December 18, 2006 pursuant to paragraph (a)(i)

[ ]  75 days after filing pursuant to paragraph (a)(ii)

[ ]  on [ ] pursuant to paragraph (b)

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for post-effective amendment No. __ filed on [date].

                  [STERLING CAPITAL SMALL CAP VALUE FUND LOGO]


                                   PROSPECTUS


                                 STERLING SHARES


                                  July 31, 2006


                          As Amended December 18, 2006



                                   QUESTIONS?
                               Call 1-866-450-3722
                       or your investment representative.

The Securities and Exchange Commission has not approved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

 BB&T FUNDS                 TABLE OF CONTENTS




 --------------------------------------------------------------------------------------------
                       (ICON)    RISK/RETURN SUMMARY AND FUND EXPENSES
 Carefully review                     3  Overview
 this important                       5  Sterling Capital Small Cap Value Fund
 section, which
 summarizes the
 Fund's investments,
 risks, past
 performance, and
 fees.

 --------------------------------------------------------------------------------------------
                       (ICON)    ADDITIONAL INVESTMENT STRATEGIES AND RISKS
 Review this section                  9  Additional Investment Strategies and Risks
 for information on
 investment
 strategies and their
 risks.

 --------------------------------------------------------------------------------------------
                       (ICON)    FUND MANAGEMENT
 Review this section                 16  The Investment Adviser
 for details on the                  16  Portfolio Manager
 people and                          16  The Administrator and Distributor
 organizations who
 oversee the Fund.

 --------------------------------------------------------------------------------------------
                       (ICON)    SHAREHOLDER INFORMATION
 Review this section                 17  Choosing a Share Class
 for details on how                  18  Pricing of Fund Shares
 shares are valued,                  19  Purchasing and Adding to Your Shares
 how to purchase,                    23  Selling Your Shares
 sell and exchange                   24  General Policies on Selling Shares
 shares, related                     25  Market Timing
 charges and payments                26  Dividends, Distributions and Taxes
 of dividends and                    27  Additional Information about the Fund
 distributions.

 --------------------------------------------------------------------------------------------
                       (ICON)    OTHER INFORMATION ABOUT THE FUND
                                     29  Financial Highlights



   [ICON]    RISK/RETURN SUMMARY AND FUND EXPENSES     OVERVIEW







THE FUNDS             BB&T Funds is a mutual fund family that offers different
                      classes of shares in separate investment portfolios
                      ("Funds"). The Funds have individual investment goals and
                      strategies. This prospectus gives you important information about the Sterling Shares of the Sterling Capital Small Cap
                      Value Fund (the "Fund") that you should know before
                      investing. Please read this prospectus and keep it for future reference.

                      The Sterling Capital Small Cap Value Fund is a mutual fund that is part of the BB&T Funds mutual fund family. A mutual fund pools shareholders' money and, using professional
                      investment managers, invests it in securities like stocks and bonds. Before you look at the Fund, you should know a few
                      general basics about investing in mutual funds.

                      The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies or government units. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets where these securities trade.

                      LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR
                      INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A
                      DEPOSIT OR AN OBLIGATION OF BRANCH BANKING AND TRUST COMPANY,
                      BB&T CORPORATION, THEIR AFFILIATES (COLLECTIVELY, "BB&T"), OR
                      ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT
                      AGENCY.

                      Each BB&T Fund has its own investment goal and strategies for reaching that goal. However, it cannot be guaranteed that a
                      Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

                      The portfolio manager invests the Fund's assets in a way that the manager believes will help the Fund achieve its goal. The manager's judgments about the stock markets, economy and
                      companies, or selecting investments may cause the Fund to
                      underperform other funds with similar objectives.


RISK/RETURN SUMMARY AND FUND EXPENSES                                   OVERVIEW


                       STERLING CAPITAL SMALL CAP VALUE FUND



                      The Fund seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in equity securities.

                      Consider investing in this Fund if you are:
WHO MAY WANT TO
INVEST

                        - seeking a long-term goal such as retirement

                        - looking to add a value component to your portfolio

                        - willing to accept the risks of investing in the stock
                          markets

                      This Fund may not be appropriate if you are:

                        - pursuing a short-term goal or investing emergency
                          reserves

                        - uncomfortable with an investment that will fluctuate in
                          value

RISK/RETURN SUMMARY AND FUND EXPENSES      STERLING CAPITAL SMALL CAP VALUE FUND


                       RISK/RETURN SUMMARY



INVESTMENT OBJECTIVE  The Fund seeks maximum long-term total return consistent with reasonable risk to principal, by investing primarily in
                      equity securities.


PRINCIPAL INVESTMENT  To pursue this goal, the Fund invests primarily in U.S.
STRATEGIES            traded equity securities of companies whose market
                      capitalization, at the time of purchase, is less than $2
                      billion.

                      The Adviser's investment process focuses on attempting to
                      identify securities that are priced below the estimated value of their underlying business. The Adviser examines factors it believes are relevant to the worth of an ongoing business
                      using traditional fundamental securities analysis. Such
                      factors may include balance sheet quality, sustainable
                      earnings power, industry stability, capital intensity,
                      reinvestment opportunities, and management talent.

                      The Adviser's sell discipline is as important as its buy discipline. The Adviser reviews stocks that underperform their sector and may choose to sell those stocks which fail to demonstrate fundamental progress. The Adviser generally will not sell a security merely due to market appreciation outside the target capitalization range if it believes the company has growth potential.

                      The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see "Additional Investment Strategies and Risk" or consult the SAI.


PRINCIPAL INVESTMENT  Your investment in the Fund may be subject to the following
RISKS                 principal risks:

                      MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

                      SMALL COMPANY RISK: Investing in smaller, lesser-known
                      companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, which tend to trade less frequently than those of larger firms.

                      INVESTMENT STYLE RISK: The possibility that the market segments on which this Fund focuses -- small company stocks and value stocks -- will underperform other kinds of investments or market averages.

                      The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower.

RISK/RETURN SUMMARY AND FUND EXPENSES      STERLING CAPITAL SMALL CAP VALUE FUND




  The chart and table on this page show how the Sterling Capital Small Cap Value Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Russell 2000 Value Index, a widely recognized, unmanaged index of common stocks that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is comprised of the smallest 2000 companies out of the 3000 largest U.S. companies. Of course, past performance does not indicate how the Fund will perform in the future.






           PERFORMANCE BAR CHART AND TABLE


           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
           FOR STERLING SHARES(1, 2)



           (in percents)





1998                                       -2.86
99                                          6.50
2000                                       22.12
01                                          9.77
02                                        -17.03
03                                         41.75
04                                         21.72
05                                          2.00






The performance shown above is based on a calendar year.



          Highest quarter:                     26.91%                  6/30/99


          Lowest quarter:                    -20.49%                   9/30/02


          Year to Date Return (1/1/06 to 9/30/06):                      10.90%






                                            AVERAGE ANNUAL TOTAL RETURNS
                                            (for the periods ended
                                            December 31, 2005)(1, 2)








                                1 YEAR  5 YEARS   SINCE INCEPTION

                                ----------------------------------

                                                                --
 STERLING SHARES(4)                                   (1/2/97)(3)
                                                                --
    RETURN BEFORE TAXES          2.00%    9.90%        12.17%
                                                                --
    RETURN AFTER TAXES ON
     DISTRIBUTIONS              -0.38%    8.28%        10.48%
                                                                --
    RETURN AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF FUND SHARES         4.40%    8.04%         9.98%
----------------------------------------------------------------
 RUSSELL 2000 VALUE INDEX
 (reflects no deductions for
 fees, expenses, or taxes)       4.71%   13.55%        12.12%
----------------------------------------------------------------




(1) The performance for the Sterling Shares is based on the performance of the Institutional Shares of the Fund's predecessor, Sterling Capital Small Cap Value Fund, a series of The Advisors' Inner Circle Fund (the "Predecessor Fund"), which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on 12/18/06. Information prior to 3/16/01 relates to the UAM Fund Inc.'s Sterling Partners' Small Cap Value Portfolio, the assets of which were acquired by the Predecessor Fund. The Predecessor Fund's investment program was substantially similar to that of the Fund. The performance of the Sterling Shares would have been different because Sterling Shares have different expenses than the predecessor's Institutional Shares.



(2) Both charts assume reinvestment of dividends and distributions.



(3) Commencement of operations. Index comparisons begin on 01/31/97.



(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

RISK/RETURN SUMMARY AND FUND EXPENSES      STERLING CAPITAL SMALL CAP VALUE FUND





  As an investor in the Sterling Capital Small Cap Value Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.




                                FEES AND EXPENSES





SHAREHOLDER TRANSACTION EXPENSES           STERLING
(FEES PAID BY YOU DIRECTLY)                 SHARES

Maximum Sales Charge (load) on Purchases      None
----------------------------------------------------
Maximum Deferred Sales Charge (load)          None
----------------------------------------------------
Redemption Fee                                None



ANNUAL FUND OPERATING EXPENSES             STERLING
(FEES PAID FROM FUND ASSETS)                SHARES

Management Fee(2)                            0.90%
----------------------------------------------------
Distribution and Service
(12b-1) Fee                                  0.00%
----------------------------------------------------
Other Expenses(1)                            0.24%
----------------------------------------------------
Total Fund Operating Expenses(1)             1.14%
----------------------------------------------------
  Fee Waivers or Expense
  Reimbursement(1,2)                        -0.10%
----------------------------------------------------
Net Fund Operating Expenses(1,2)             1.04%
----------------------------------------------------





 (1) Fees and expenses of the Fund's Sterling Shares differ from those of the Predecessor Fund's Institutional Shares.



 (2) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.80% for the period from commencement of operations through January 31, 2008.

RISK/RETURN SUMMARY AND FUND EXPENSES      STERLING CAPITAL SMALL CAP VALUE FUND





  Use the table on the previous page to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:



    - $10,000 investment



    - 5% annual return



    - redemption at the end of each period



    - no changes in the Fund's operating expenses




  Because this example is hypothetical and for comparison only, your actual costs will be different.




                                 EXPENSE EXAMPLE





STERLING CAPITAL SMALL          1        3         5         10
CAP VALUE FUND                YEAR     YEARS     YEARS      YEARS


STERLING SHARES               $106      $347      $604     $1,340
------------------------------------------------------------------



   [ICON]    ADDITIONAL INVESTMENT STRATEGIES AND RISKS



  STERLING CAPITAL SMALL CAP VALUE FUND

  Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of small capitalization companies. This policy will not be changed without 60 days' advance notice to shareholders. Currently, small capitalization companies are those companies whose market capitalization, at the time of purchase, is less than $2 billion.

  FOREIGN SECURITIES: The Fund may invest in foreign securities through the purchase of ADRs or the purchase of foreign securities on the New York Stock Exchange. However, the Fund will not do so if immediately after a purchase and as a result of the purchase the total value of foreign securities owned by the Fund would exceed 25% of the value of its total assets.

  TEMPORARY DEFENSIVE POSITIONS: If deemed appropriate under the circumstances, the Fund may increase its holdings in short-term obligations to up to 100% of its total assets. Under normal market conditions, the Fund will limit its investment in short-term obligations to 20% of its total assets. Such short-term obligations may include money market instruments and repurchase agreements.


  FUNDAMENTAL POLICIES: Any policies identified as fundamental may only be changed with respect to the Fund by a vote of a majority of the outstanding shares of the Fund.


  INVESTMENT PRACTICES: The Fund may invest in a variety of securities and employ a number of investment techniques. The following table includes a list of permissible securities and investment techniques that the Fund may use; however, the selection of such securities and techniques is left to the investment discretion of the Advisor. Each security and technique involves certain risks. Following the table is a discussion of the risks associated with these securities and techniques. You may also consult the Statement of Additional Information for additional details regarding these permissible investments.



   [ICON]    ADDITIONAL INVESTMENT STRATEGIES AND RISKS




                                                    Common Stock   Convertible Securities   Delayed Delivery/When-Issueds


BB&T FUNDS
--------------------------------------------------------------------------------------------------------------------------
Sterling Capital Small Cap Value Fund               X              X                        X
--------------------------------------------------------------------------------------------------------------------------

                                                    Derivatives   Illiquid securities   Investment Company Securities


BB&T FUNDS
----------------------------------------------------------------------------------------------------------------------
Sterling Capital Small Cap Value Fund               X             X                     X
----------------------------------------------------------------------------------------------------------------------

                                                    Money Market Instruments  Mortgage-Backed Securities  Mortgage Dollar Rolls


BB&T FUNDS
-------------------------------------------------------------------------------------------------------------------------------
Sterling Capital Small Cap Value Fund               X                         X                           X
-------------------------------------------------------------------------------------------------------------------------------



   [ICON]    ADDITIONAL INVESTMENT STRATEGIES AND RISKS




        Non-U.S. Traded Foreign Securities     Preferred Stocks    Restricted Securities    Reverse Repurchase Agreements

--------------------------------------------------------------------------------------------------------------------------
        X                                      X                   X                        X
--------------------------------------------------------------------------------------------------------------------------

        Securities Lending    Short-Term Trading    Small and Micro Cap Equities     U.S. Government Agency Securities

-----------------------------------------------------------------------------------------------------------------------
        X                     X                     X                                X
-----------------------------------------------------------------------------------------------------------------------

        U.S. Traded Foreign Securities    U.S. Treasury Obligations    Variable and Floating Rate Instruments     Warrants

---------------------------------------------------------------------------------------------------------------------------
        X                                 X                            X                                          X
---------------------------------------------------------------------------------------------------------------------------

        Zero-Coupon Debt Obligations

------------------------------------
        X
------------------------------------



   [ICON]    ADDITIONAL INVESTMENT STRATEGIES AND RISKS

  COMMON STOCK: Shares of ownership of a company.

  CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to common stock.

  DELAYED DELIVERY TRANSACTIONS/FORWARD COMMITMENTS/WHEN-ISSUEDS: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date. Under normal market conditions, a Fund's obligations under these commitments will not exceed 25% of its total assets.

  DERIVATIVES: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swaps, swaptions, some mortgage-backed securities and custody receipts.

    CALL AND PUT OPTIONS: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price.

    CUSTODY RECEIPTS: Derivative products which, in the aggregate, evidence direct ownership in a pool of securities, such as Lehman Brothers TRAINs and Morgan Stanley TRACERs.

    FUTURES AND RELATED OPTIONS: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.

    STOCK-INDEX OPTIONS: A security that combines features of options with securities trading using composite stock indices.

  ILLIQUID SECURITIES: Securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

  INVESTMENT COMPANY SECURITIES: Shares of investment companies. Investment companies may include money market funds of BB&T Funds and shares of other registered investment companies for which the Adviser to the Fund or any of its affiliates serves as investment advisor, administrator or distributor.

    BEAR FUNDS: A fund intended to increase/decrease in value inversely to the stock or equity index to which it relates.

    EXCHANGE-TRADED FUNDS ("ETFS"): ETFs entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolios, less trust expenses. Examples of ETFs include Standard & Poor's Depositary Receipts ("SPDRs"). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500 Index(R). iShares(R) are also ETFs and are index funds that trade like shares. Each share represents a portfolio of stocks designed to track closely one specific index.

  MONEY MARKET INSTRUMENTS: Investment-grade, U.S.-dollar denominated debt securities that have remaining maturities of one year or less. These securities may include U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. Money market instruments may carry fixed or variable interest rates.

    BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.

    CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.

    COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

    REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date.



   [ICON]    ADDITIONAL INVESTMENT STRATEGIES AND RISKS


    TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

    MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations and real estate mortgage investment conduits.

    COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate mortgage pools into different maturity classes.

  MORTGAGE DOLLAR ROLLS: Transactions in which the Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date.


  NON-U.S. TRADED FOREIGN SECURITIES: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on non-U.S. exchanges.




  PREFERRED STOCKS: Equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. These securities generally do not carry voting rights.

  RESTRICTED SECURITIES: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

  REVERSE REPURCHASE AGREEMENTS: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.

  SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's total assets, plus the amount of the securities out on loan. In return, the Fund will receive cash, other securities, and/or letters of credit.

  SHORT-TERM TRADING: The sale of a security soon after its purchase. A portfolio engaging in such trading will have higher turnover and transaction expenses.

  SMALL AND MICRO CAP EQUITIES: Equity securities of companies with market capitalizations within or lower than those included in the Russell 2000(R) Index.

  U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and instrumentalities of the U.S. Government. These include Fannie Mae and Freddie Mac.


  U.S. TRADED FOREIGN SECURITIES: Stocks, bonds, and other obligations issued by foreign companies, foreign governments, and supranational entities that trade on U.S. exchanges.



  AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership.


  U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, Ginnie Maes, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.

  VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates which are reset daily, weekly, quarterly or according to some other period and that may be payable to a Fund on demand.

  WARRANTS: Securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price.

  ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt obligations that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.


  INVESTMENT RISKS

  Below is a discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and pre-payment risks, although certain securities may be subject to additional risks.



   [ICON]    ADDITIONAL INVESTMENT STRATEGIES AND RISKS




  CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises. The following investments/investment practices are subject to credit risk: bankers' acceptances, call and put options, certificates of deposit, commercial paper, convertible securities, derivatives, futures and related options, money market instruments, mortgage-backed securities, municipal securities, securities lending, stock-index options, time deposits, U.S. Government agency securities, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, and zero coupon debt obligations.


  FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities also may be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets. The following investments/investment practices are subject to foreign investment risk: American depository receipts (ADRs), non-U.S. traded foreign securities and U.S. traded foreign securities.


  INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically. The following investments/investment practices are subject to interest rate risk: bankers' acceptances, certificates of deposit, collateralized mortgage obligations, commercial paper, derivatives, mortgage-backed securities, U.S. Government agency securities, U.S. Treasury obligations, and zero-coupon debt obligations.

  INVERSE MARKET RISK. The particular type of market risk (see summary below) associated with "bear funds" that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

  LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

      HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that a Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

      SPECULATIVE. To the extent that a derivative is not used as a hedge, a Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

  The following investments/investment practices are subject to leverage risk: bear funds, call and put options, derivatives, forward commitments, futures and related options, repurchase agreements, reverse purchase agreements, securities lending, stock-index options, and when-issued and delayed delivery transactions.


  LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. The following investments/investment practices are subject to liquidity risk: bankers' acceptances, bear funds, call and put options, certificates of deposit, closed-end funds, commercial paper, derivatives, forward commitments, futures and related options, illiquid securities, non-U.S. traded foreign securities, restricted securities, securities lending, small and micro cap equities, stock-index options, time deposits, U.S. traded foreign securities, variable and floating rate instruments, and when-issued and delayed delivery transactions.



   [ICON]    ADDITIONAL INVESTMENT STRATEGIES AND RISKS



  MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks. The following investments/investment practices are subject to management risk: call and put options, derivatives, futures and related options, and stock-index options.


  MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities. The following investments/investment practices are subject to market risk: ADRs, bankers' acceptances, call and put options, certificates of deposit, commercial paper, common stock, convertible securities, derivatives, exchange-traded funds (ETFs), futures and related options, illiquid securities, investment company securities, money market instruments, mortgage-backed securities, mortgage dollar rolls, non-U.S. traded foreign securities, preferred stocks, repurchase agreements, restricted securities, reverse purchase agreements, securities lending, short-term trading, small and micro cap equities, standby commitments, stock-index options, time deposits, U.S. traded foreign securities, variable and floating rate instruments, warrants, when-issued and delayed delivery transactions, and zero-coupon debt obligations.



  POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. The following investments/investment practices are subject to political risk: ADRs, bonds, non-U.S. traded foreign securities, and U.S. traded foreign securities.


  PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call" -- or repay -- higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income -- and the potential for taxable capital gains. Further, with early pre-payment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity. The following investments/investment practices are subject to pre-payment/call risk: collateralized mortgage obligations, mortgage-backed securities, and mortgage dollar rolls.


  REGULATORY RISK. The risk associated with federal and state laws that may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws. The following investments/investment practices are subject to regulatory risk: mortgage-backed securities, mortgage dollar rolls and securities lending.


  SMALLER COMPANY RISK. The risk associated with investment in companies with smaller market capitalizations. These investments may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. Small and Micro Cap Equities are subject to smaller company risk.



   [ICON]    FUND MANAGEMENT





  THE INVESTMENT ADVISER



  Sterling Capital Management LLC (the "Adviser"), a North Carolina limited liability company located at Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, North Carolina 28211, is the investment adviser to the Fund. Since April 1, 2005, the Adviser has operated as an independently managed subsidiary of BB&T Corporation, a financial holding company that is a North Carolina corporation, headquartered at Winston-Salem, North Carolina, which holds 70% ownership interest in the Adviser. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis, subject to oversight by the Board of Trustees. The Adviser has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. For its services, the Fund will pay the Adviser a fee of 0.90% of its average net assets.





  As of September 30, 2006, Sterling Capital Management LLC had approximately $10.2 billion assets under management.


  A discussion regarding the basis for the Board of Trustees approving the Fund's investment advisory contract will be available in the Fund's annual report dated October 31, 2006.


  PORTFOLIO MANAGER

  Eduardo Brea, Managing Director and Equity Portfolio Manager, is responsible for the day-to-day investment decisions of the Fund. Mr. Brea joined Sterling in 1995 and has over 16 years of investment experience. Mr. Brea received a B.S. degree from the University of Florida and his M.B.A. from the University of South Florida.

  The SAI provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund shares.


  THE ADMINISTRATOR AND DISTRIBUTOR


  BB&T Asset Management, Inc. (the "Administrator"), 434 Fayetteville Street Mall, Raleigh, NC 27601, serves as the Fund's administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. PFPC Inc. (the "Sub-administrator"), 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's Sub-administrator.



  PFPC Distributors, Inc. (the "Distributor") serves as the distributor of the Fund's shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.


  The SAI has more detailed information about the Adviser and other service providers.



   [ICON]    SHAREHOLDER INFORMATION




  CHOOSING A SHARE CLASS


  Only one class of Fund shares, Sterling Shares, is currently offered by the Fund. The following are some of the main characteristics of Sterling Shares:

  STERLING SHARES




- No sales charges.

- No distribution and service (12b-1) fees.

- No exchange privilege with other BB&T Funds.



  SHAREHOLDER INFORMATION




  PRICING OF FUND SHARES

  ------------------------------------------------------------------------------
  HOW NAV IS CALCULATED

  The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

                                       NAV =
                            Total Assets - Liabilities
                            --------------------------
                                 Number of Shares
                                    Outstanding


  NAV is calculated separately for each class of shares.




  ------------------------------------------------------------------------------


The per share net asset value ("NAV") for the Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange is open.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is accepted by the Fund. This is what is known as the offering price. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.

The Fund's securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by BB&T Funds' Pricing Committee pursuant to procedures established by BB&T Funds' Board of Trustees. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.



  SHAREHOLDER INFORMATION

  PURCHASING AND ADDING TO YOUR SHARES

  All investments must be made by check, bank draft or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The funds do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card checks. The Fund does not accept third party checks.

  The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Shareholder Information- Market Timing".

  The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.



-----------------------------------------------------------------------------------------------
                     TO OPEN AN ACCOUNT                     TO BUY MORE SHARES
-----------------------------------------------------------------------------------------------


BY MAIL              Send a check or bank draft and your    Send the Fund a check or bank draft
                     account application to the Fund.       and, if possible, the ''Invest by
                                                            Mail'' stub that accompanies your
                                                            statement. Be sure your check or
                                                            bank draft clearly identifies your
                                                            name, amount invested, account
                                                            name, account number, Share class
                                                            and the Fund in which you want to
                                                            invest.

-----------------------------------------------------------------------------------------------
                     Mail the completed application,        Call 1-866-450-3722 to obtain a
BY WIRE              along with a request for a             trade confirmation number and wire
                     confirmation number to 1-866-450-      transfer instructions.  After
                     3722.  Follow the instructions to      instructing your bank to wire the
                     below after receiving your             funds, call 1-866-450-3722 to
                     confirmation number.                   advise us of the amount being
                                                            transferred and the name of your
                                                            bank.
-----------------------------------------------------------------------------------------------
                     You may not open an account via        To set up a plan, mail a completed
BY AUTOMATIC         ACH.                                   application to the Fund at the
INVESTMENT PLAN                                             address below. To cancel or change
(VIA ACH)                                                   your plan, write to the Fund.
-----------------------------------------------------------------------------------------------
                     $2,500 -- regular account              $25
MINIMUM              $500 -- IRAs
INVESTMENTS          $25 -- automatic investment plan
-----------------------------------------------------------------------------------------------






                      STERLING CAPITAL SMALL CAP VALUE FUND
                                  P.O. BOX 9652
                            PROVIDENCE, RI 02940-9652
                           (TOLL FREE) 1-866-450-3722



SHAREHOLDER INFORMATION

  PURCHASING AND ADDING TO YOUR SHARES
  CONTINUED

  INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

  BY REGULAR MAIL

  If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

  Initial Investment:

  1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

  2. Make check or bank draft payable to "BB&T Funds."


  3. Mail to: Sterling Capital Small Cap Value Fund
     P.O. Box 9652, Providence, RI 02940-9652


  Subsequent:

  1. Use the investment slip attached to your account statement. Or, if unavailable,

  2. Include the following information on a piece of paper:

     - BB&T Funds/Fund name

     - Share class

     - Amount invested

     - Account name

     - Account number
     Include your account number on your check.

  3. Mail to: Sterling Capital Small Cap Value Fund

     P.O. Box 9652, Providence, RI 02940-9652


  BY OVERNIGHT SERVICE

  See instructions 1-2 above for subsequent investments.

  4. Send to: Sterling Capital Small Cap Value Fund

     c/o PFPC Inc.

     Attn: T.A. Operations

     101 Sabin Street, Pawtucket, RI 02860




  ---------------------------------------------------------------------------
  ELECTRONIC VS. WIRE TRANSFER

  Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.
  ---------------------------------------------------------------------------

  ELECTRONIC PURCHASES

  Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. Bank. Your bank or broker may charge for this service.

  Establish electronic purchase option on your account application or call 1-866-450-3722. Your account can generally be set up for electronic purchases within 15 days.

  Call 1-866-450-3722 to arrange a transfer from your bank account.



  SHAREHOLDER INFORMATION

  PURCHASING AND ADDING TO YOUR SHARES
  CONTINUED

  BY WIRE TRANSFER

  Note: Your bank may charge a wire transfer fee.

  For initial investment:
  Mail the completed application, along with a request for a confirmation number to 1-866-450-3722. Follow the instructions below after receiving your confirmation number.

  For initial and subsequent investments:

  Call 1-866-450-3722 to obtain a trade confirmation number and use the wire instructions below:



  PNC Bank, N.A.


  Philadelphia, PA


  ABA# 031000053


  FFC To: 8611725752


  Acct: Sterling Capital Small Cap Value Fund


  Attn: Control Department


  FBO: (Indicate fund name and


       number, shareholder name, account #)


  AFTER INSTRUCTING YOUR BANK TO WIRE THE FUNDS, CALL 1-866-450-3722 TO ADVISE US OF THE AMOUNT BEING TRANSFERRED AND THE NAME OF YOUR BANK.


  ------------------------------------------------------------------------------
  YOU CAN ADD TO YOUR ACCOUNT BY USING THE CONVENIENT OPTIONS DESCRIBED BELOW. THE FUND RESERVES THE RIGHT TO CHANGE OR ELIMINATE THESE PRIVILEGES AT ANY TIME WITH 60 DAYS NOTICE.
  ------------------------------------------------------------------------------
  AUTOMATIC INVESTMENT PLAN


  You can make automatic investments in the Fund from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $25 minimum required to open the account.


  To invest regularly from your bank account:

   - Complete the Automatic Investment Plan portion on your Account Application or the supplemental sign-up form

   - Make sure you note:

      - Your bank name, address and account number

      - The amount you wish to invest automatically (minimum $25)

      - How often you want to invest (every month, 4 times a year, twice a year or once a year)

   - Attach a voided personal check.

  Call 1-866-450-3722 for an enrollment form or consult the SAI for additional information.


  The Fund's transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund, the Distributor and the transfer agent each reserve the right to close your account or to take such other action as they deem reasonable or required by law.




  ------------------------------------------------------------------------------
  BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

  You may buy or sell shares of the Fund through a financial intermediary (such as a financial planner or adviser). To buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the Fund that allow them to enter purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the Fund by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

  ------------------------------------------------------------------------------
  DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS -- REVENUE SHARING

  Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.



  SHAREHOLDER INFORMATION





  PURCHASING AND ADDING TO YOUR SHARES
  CONTINUED

  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the Fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

  The Fund may pay all or part of the fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate to the services performed. The Fund does not pay these service fees on shares purchased directly.

  In addition, the Adviser may, at its own expense, pay financial representatives for these services or distribution and marketing services performed with respect to the Fund, and in some cases, these payments may be significant. The amount of these payments will generally vary. Additional compensation may also be paid to financial representatives who offer the Fund as part of a special preferred list or other promotional program. Financial representatives that receive these types of payments may have a conflict of interest in recommending or selling Fund shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.

  ------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS
  All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the Fund are declared and paid quarterly. Capital gains are distributed at least annually.

  Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.

  ------------------------------------------------------------------------------
  AVOID TAX WITHHOLDING

  ------------------------------------------------------------------------------
  The Fund is required to withhold a percentage of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number or have otherwise failed to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI and provide a correct Tax Identification Number (Social Security Number for most investors) on the account application.

  ------------------------------------------------------------------------------



  SHAREHOLDER INFORMATION




  SELLING YOUR SHARES

  You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares below."

-------------------------------------------------------------------------------

WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

-------------------------------------------------------------------------------



INSTRUCTIONS FOR SELLING SHARES

If selling your shares through a financial institution or your financial adviser or broker, ask them for their redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

  BY TELEPHONE (UNLESS YOU HAVE DECLINED TELEPHONE SALES PRIVILEGES)

    1. Call 1-866-450-3722 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares -- Verifying Telephone Redemptions" below).

  BY MAIL

    1. Call 1-866-450-3722 to request redemption forms or write a letter of instruction indicating:



       - your Fund and account number



       - amount you wish to redeem



       - address where your check should be sent



       - account owner signature


    2. Mail to: Sterling Capital Small Cap Value Fund, P.O. Box 9652, Providence, RI 02940-9652.


  BY OVERNIGHT SERVICE (SEE "GENERAL POLICIES ON SELLING SHARES -- REDEMPTIONS IN WRITING REQUIRED" BELOW)

    1. See instruction 1 above.


    2. Send to: Sterling Capital Small Cap Value Fund, c/o PFPC Inc., Attn: T.A. Operations, 101 Sabin Street, Providence, RI 02860.


  WIRE TRANSFER

  You must indicate this option on your application.

  The Fund will charge a $7 wire transfer fee for each wire transfer request. As of the date of this Prospectus, BB&T Funds has waived the $7 wire transfer fee. This waiver is voluntary and may be discontinued at any time. Note: Your financial institution may also charge a separate fee.

  Call 1-866-450-3722 to request a wire transfer.

  If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

  ELECTRONIC REDEMPTIONS

  Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

  Your bank may charge for this service.

  Call 1-866-450-3722 to request an electronic redemption.

  If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

  SHAREHOLDER INFORMATION


  SELLING YOUR SHARES
  CONTINUED

  AUTO WITHDRAWAL PLAN

  You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature:

    - Complete the supplemental sign-up form which you may obtain by calling 1-866-450-3722.

    - Include a voided personal check.

    - Your account must have a value of $5,000 or more to start withdrawals.

    - If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.


  GENERAL POLICIES ON SELLING SHARES

  REDEMPTIONS IN WRITING REQUIRED

  You must request redemption in writing and obtain a signature guarantee if:

    - The check is not being mailed to the address on your account; or

    - The check is not being made payable to the owner(s) of the account; or

    - Your account address has changed within the last ten business days; or

    - The redemption proceeds are being transferred to another Fund account with a different registration; or

    - The redemption proceeds are being wired to bank instructions currently not on your account.

  A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

  VERIFYING TELEPHONE REDEMPTIONS

  The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

  REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

  When you have made your initial investment by check, the proceeds of your redemption may be held up to 15 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares with a certified check.

  REFUSAL OF REDEMPTION REQUEST

  Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

  REDEMPTION IN KIND

  The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for



  SHAREHOLDER INFORMATION


  GENERAL POLICIES ON SELLING SHARES
  CONTINUED

  example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

  UNDELIVERABLE DISTRIBUTION CHECKS

  For any shareholder who chooses to receive distributions in cash:

  If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund at the current NAV.


  MARKET TIMING

  Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with efficient management of the Fund's investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems.

  We will apply our policies and procedures consistently to all fund shareholders. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of fund shareholders, or to comply with state or Federal legal requirements.



  SHAREHOLDER INFORMATION




  DIVIDENDS, DISTRIBUTIONS AND TAXES

  Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.




  The Fund expects to distribute substantially all of its investment income and capital gains at least annually. Generally, for federal income tax purposes, Fund distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have held your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the Shareholder and Fund level. Long-term capital gains rates applicable to individuals have been temporarily reduced to 15%, with lower rates applicable to taxpayers in the 10% and 15% rates, through December 31, 2010. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid).


  A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, a Fund's yield on those securities would be decreased. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

  Any gain resulting from the sale or exchange of your Fund Shares (even if the income from which is tax exempt) will generally be subject to tax as capital gains. You should consult your tax adviser for more information on your own tax situation, including possible state and local taxes.

  The Fund will send you a statement each year showing the tax status of all your distributions.

  - For the Fund the dividends and short-term capital gains that you receive are considered ordinary income for tax purposes.

  - Any distributions of net long-term capital gains by a Fund are taxable to you as long-term capital gains for tax purposes, no matter how long you've owned shares in the Fund.

  - Generally, the Fund's Adviser does not consider taxes when deciding to buy or sell securities. Capital gains are realized from time to time as by-products of ordinary investment activities. Distributions may vary considerably from year to year.

  - If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

  - Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

  SPECIAL CONSIDERATIONS FOR NON-U.S. SHAREHOLDERS

  Capital Gain Dividends will not be subject to withholding. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.- source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The Fund has not determined whether it will make such designations.



  SHAREHOLDER INFORMATION




  DIVIDENDS, DISTRIBUTIONS AND TAXES
  CONTINUED

  The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax.)

  MORE INFORMATION ABOUT TAXES IS IN OUR SAI.


  ADDITIONAL INFORMATION ABOUT THE FUND

  FAIR VALUE PRICING POLICIES

  The Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Pricing Committee will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the Fund's Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of the Fund's net asset value price, which should eliminate the potential for arbitrage in the Fund.

  A "significant event" is one that occurred prior to the Fund's valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such "significant events" relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund's accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee.

  DISCLOSURE OF PORTFOLIO HOLDINGS

  Information regarding the Fund's policies and procedures regarding the disclosure of portfolio holdings is contained in our Statement of Additional Information.

  INVESTMENT IN EXCHANGE-TRADED FUNDS

  The Fund may invest in index-based exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)*").

  * iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.

  iShares(R) is a registered investment company unaffiliated with the Fund that offers several series of securities, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. See "Additional Investment Strategies and Risks" for information regarding the risks associated with investment in an exchange-traded fund.



  SHAREHOLDER INFORMATION




  ADDITIONAL INFORMATION ABOUT THE FUND
  CONTINUED

  Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. The Fund may invest in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met.



    [ICON]    OTHER INFORMATION ABOUT THE FUND





   FINANCIAL HIGHLIGHTS





   The Financial Highlights Table is intended to help you understand the Fund's financial performance for the past 5 fiscal periods or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by KPMG LLP, independent registered public accounting firm of the fund, whose report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.

  OTHER INFORMATION ABOUT THE FUNDS




  FINANCIAL HIGHLIGHTS


  CONTINUED








                                             INCOME FROM INVESTMENT OPERATIONS      DIVIDENDS AND DISTRIBUTIONS
                                            ----------------------------------- ------------------------------------


                                  NET ASSET     NET         NET
                                    VALUE,  INVESTMENT REALIZED AND TOTAL FROM     NET         NET          TOTAL
                                  BEGINNING   INCOME    UNREALIZED  INVESTMENT INVESTMENT    REALIZED   DIVIDENDS AND
                                   OF YEAR    (LOSS)    GAIN (LOSS) OPERATIONS   INCOME   CAPITAL GAINS DISTRIBUTIONS
                                  --------- ---------- ------------ ---------- ---------- ------------- -------------

  STERLING CAPITAL SMALL CAP
     VALUE FUND
    Year Ended October 31, 2006..   $18.22     (0.04)*      3.09*       3.05      (0.02)      (2.89)        (2.91)
    Year Ended October 31, 2005..   $18.33      0.01*       1.61*       1.62         --       (1.73)        (1.73)
    Year Ended October 31, 2004..   $16.17      0.07        2.61        2.68      (0.07)      (0.45)        (0.52)
    Year Ended October 31, 2003..   $11.75     (0.01)       4.54        4.53         --       (0.11)        (0.11)
    Year Ended October 31, 2002..   $14.00     (0.01)      (1.30)      (1.31)        --       (0.94)        (0.94)



  -------

  *   Per share calculations based on the Average Shares method.





  + Total return is for the period indicated and has not been annualized. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return would have been lower if the Advisor did not waive a portion of its fee.





  (1) The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would not significantly differ.



  Amounts designated as "--" are either $0 or have been rounded to $0.

                                                              RATIOS AND SUPPLEMENTARY DATA
                                ----------------------------------------------------------------------------------------
                                                                          RATIO OF
                                                                         EXPENSES TO         RATIO OF NET
        NET ASSET                                                    AVERAGE NET ASSETS       INVESTMENT
          VALUE,                NET ASSETS,         RATIO OF          (WITHOUT WAIVERS     INCOME (LOSS) TO    PORTFOLIO
          END OF      TOTAL     END OF YEAR        EXPENSES TO          AND FEES PAID         AVERAGE NET       TURNOVER
           YEAR      RETURN+       (000)       AVERAGE NET ASSETS        INDIRECTLY)            ASSETS            RATE
        ---------    -------    -----------    ------------------    ------------------    ----------------    ---------


          $18.36       19.31%     $ 60,737            1.25%(1)              1.63%                (0.26)%           56%
          $18.22        9.24%     $ 99,201            1.25%(1)              1.47%                 0.06%            45%
          $18.33       17.03%     $247,954            1.25%                 1.36%                 0.33%            41%
          $16.17       38.88%     $227,702            1.25%                 1.35%                (0.10)%           46%
          $11.75      (10.34)%    $167,698            1.25%                 1.31%                (0.07)%           24%

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):


The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.


  You can get free copies of Reports and the SAI, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund. Or contact the Fund at:


                      Sterling Capital Small Cap Value Fund
                                  P.O. Box 9652
                            Providence, RI 02940-9652
                            Telephone: 1-866-450-3722
                   Internet: http://www.sterling-capital.com*


* The Fund's website is not part of this Prospectus.

You can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. You can get text-only copies:

  - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

  - Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-06719.

                                   BB&T FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                 July 31, 2006,
                          As Amended December 18, 2006



This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Sterling Shares Prospectus of the Sterling Capital Small Cap Value Fund which is dated July 31, 2006, as amended December 18, 2006. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing Sterling Capital Small Cap Value Fund at 301 Bellevue Parkway, Wilmington, DE 19809, or by telephoning toll free (866) 450-3722.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
BB&T FUNDS ..............................................................   3
INVESTMENT OBJECTIVES AND POLICIES ......................................   3
   Additional Information on Portfolio Instruments ......................   3
   Investment Restrictions ..............................................   12
   Portfolio Turnover ...................................................   13
VALUATION ...............................................................   14
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ..........................   14
   Automatic Investment Plan ............................................   14
   Matters Affecting Redemption .........................................   15
ADDITIONAL TAX INFORMATION ..............................................   16
MANAGEMENT OF BB&T FUNDS ................................................   22
   Investment Adviser ...................................................   25
   Proxy Voting Policies and Procedures .................................   28
   Portfolio Transactions ...............................................   28
   Glass-Steagall Act ...................................................   29
   Administrator ........................................................   29
   Distributor ..........................................................   30
   Securities Lending Agent .............................................   31
   Custodian ............................................................   31
   Transfer Agent and Fund Accounting Services ..........................   31
   Independent Registered Public Accounting Firm ........................   31
   Legal Counsel ........................................................   31
ADDITIONAL INFORMATION ..................................................   31
   Organization and Description of Shares ...............................   31
   Shareholder and Trustee Liability ....................................   32
   Disclosure of Portfolio Holdings .....................................   32
   Miscellaneous ........................................................   33
FINANCIAL STATEMENTS ....................................................   34
APPENDIX A ..............................................................   35
APPENDIX B ..............................................................   39



     The Prospectus of the Fund and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus of the Fund and this Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   BB&T FUNDS


     BB&T Funds is an open-end management investment company. BB&T Funds consists of twenty-six series of units of beneficial interest ("Shares") offered to the public, each representing interests in one of twenty-six separate investment portfolios ("Funds"). This Statement of Information ("SAI") pertains to Sterling Capital Small Cap Value Fund (the "Small Cap Value Fund" or the "Fund") only.


     The Fund may offer to the public four classes of Shares: Class A Shares, Class B Shares, Class C Shares and Sterling Shares. Currently the Fund only offers Sterling Shares to the public. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of the Fund should be made without first reading the Prospectus.

     The Fund is an "open-end" management investment company and is a "diversified" company, as those terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Among other things, a diversified Fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.


     On December 18, 2006, the Small Cap Value Fund merged with the Sterling Capital Small Cap Value Fund, a series of The Advisors' Inner Circle Fund (the "Predecessor Fund"), pursuant to an Agreement and Plan of Reorganization. The Small Cap Value Fund is considered to be the surviving fund for accounting purposes.


                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS





     The Prospectus discusses the investment objectives of the Fund and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks attendant to such investments, policies and strategies.


     The Appendix to this Statement of Additional Information identifies nationally recognized statistical ratings organizations ("NRSROs") that may be used by Sterling Capital Management LLC ("Sterling Capital" or the "Adviser") with regard to portfolio investments for the Fund and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be used only where the NRSRO is neither controlling, controlled by, nor under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

     EQUITY SECURITIES. The Fund may invest in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions, political, economic and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small-cap stocks, may be especially sensitive to these factors. To the extent the Fund invests in equity securities, the Fund's Shares will fluctuate in value, and thus equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations.

     The Fund may also invest in a company's securities at the time of a company's initial public offering ("IPO"). Companies involved in IPOs are often smaller and have a limited operating history, which involves a greater risk that the value of their securities will be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company's securities to be particularly volatile at the time of its IPO and for a period thereafter. As a result, the Fund's Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in significant gains or losses to the Fund.

     ZERO COUPON SECURITIES. The Fund may purchase zero coupon U.S. Government Securities. Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. Even though such securities do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

     BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

     Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of investment such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

     COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

     Commercial paper purchasable by the Fund includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933 (the "1933 Act").

     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Fund is not entitled to exercise their demand rights, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the criteria for commercial paper. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand or, if longer, the period of time remaining until the next adjustment of the interest rate.

     FOREIGN INVESTMENT. The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depositary Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such securities may subject the Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions.

     ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

     Investing in foreign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. The Fund's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund's operations. Special tax considerations apply to foreign securities.

     Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Fund will acquire such securities only when the Adviser believes the benefits associated with such investments outweigh the risks.

     The Fund may invest its assets in countries with emerging economies or securities markets. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries less liquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to access the value or prospects of an investment in such issuers.

     The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets, foreign income taxes withheld at the source and additional costs arising from delays in settlements of transactions involving foreign securities.

     REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and the Adviser will monitor the collateral's value to ensure that it equals or exceeds the repurchase price (including accrued interest). In addition, securities subject to repurchase agreements will be held in a segregated account.

     If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities held by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate. Securities subject to repurchase agreements will be held by BB&T Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS. The Fund may also enter into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. Pursuant to such reverse repurchase agreements, the Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed-upon date and price. A dollar roll agreement is analogous to a reverse repurchase agreement, with the Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. At the time the Fund enters into a reverse repurchase agreement or dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.


     U.S. GOVERNMENT SECURITIES. The Fund may invest in bills, notes and bonds issued or guaranteed by the U.S. Treasury and in other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Such securities may include those which are supported by the full faith and credit of the U.S. Government; others which are supported by the right of the issuer to borrow from the Treasury; others which are supported by the discretionary authority of the U.S. Government to purchase the agency's securities; and still others which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies and instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.



     Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality.


     U.S. Government Securities may include mortgage-backed pass-through securities. Interest and principal payments (including prepayments) on the mortgages underlying such securities are passed through to the holders of the security. Prepayments occur when the borrower under an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed pass-through securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal prepayment features, mortgage-backed pass-through securities are generally more volatile investments than other U.S. Government Securities.

     The Fund may also invest in "zero coupon" U.S. Government Securities. These securities tend to be more volatile than other types of U.S. Government Securities. Zero coupon securities are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Even though such securities do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

     COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may also invest in collateralized mortgage obligations ("CMOs"). CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

     CMOs may include stripped mortgage-backed securities ("SMBSs"). Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. Generally, the value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.

     Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities are a fairly recent development. As a result, established trading markets may not have fully developed. Stripped mortgage securities issued or guaranteed by the U.S. Government and held by the Fund may be considered liquid securities pursuant to guidelines established by BB&T Funds' Board of Trustees. The Fund will not purchase a stripped mortgage security that is illiquid if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities and other illiquid securities.

     Unless stated otherwise, the Fund will limit its investment in CMOs to 20% of the value of its total net assets.

     WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis. In addition, the Fund may purchase and sell securities on a forward commitment basis (I.E., for delivery beyond the normal settlement date at a stated price and yield), including "TBA" (to be announced) purchase commitments. When the Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

     When the Fund engages in when-issued or forward commitment transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. In addition, the purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective. The Fund expects that commitments by the Fund to purchase when-issued securities will not exceed 25% of the value of its total assets under normal market conditions.

     CALLS. The Fund may write (sell) "covered" call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or liquid portfolio securities equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian.

     The purpose of writing covered call options is to generate additional premium income for the Fund. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Fund's Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

     A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer's obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Fund will write only covered call options. This means that the Fund will only write a call option on a security which it already owns. The Fund will not write a covered call option if, as a result, the aggregate fair value of all portfolio securities covering call options or subject to put options exceeds 25% of the fair value of its net assets.

     Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund does not have any control over the point at which it may be required to sell the underlying securities, because it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Fund's custodian. The Fund does not consider a security covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

     The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be readjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

     Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

     The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     PUT AND CALL OPTIONS. The Fund will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. Cross-hedging is the use of options or forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency based on a belief that there is a pattern of correlation between the two currencies.

     The Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When the Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with the Fund's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

     RISK FACTORS RELATING TO OPTIONS. There are several risks associated with transactions in put and call options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options, restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. In addition, the success of a hedging strategy based on options transactions may depend on the ability of the Fund's Adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates.

     FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). The value of the Fund's contracts may approach, but will not exceed, 100% of the Fund's total net assets.

     Futures contracts obligate the Fund, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. The Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. The Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

     Successful use of futures by the Fund is also subject to the Adviser's ability to correctly predict movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

     Utilization of futures transactions by the Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement, during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult to impossible to liquidate existing positions or to recover excess variation margin payments.

     CAPS, COLLARS AND FLOORS. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     RIGHTS OFFERINGS AND WARRANTS TO PURCHASE. The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

     EXCHANGE-TRADED FUNDS. The Fund may invest in index-based exchange-traded funds, such as iShares(R) Trust and iShares,(R) Inc. ("iShares(R)*").

     iShares(R) is a registered investment company unaffiliated with the Fund that offers several series of securities, each of which seeks to replicate the performance of a market index. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification in a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.


     Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions generally restrict a fund's investment in the shares of another investment company to up to 5% of its total assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of total assets. The Fund may invest in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met.


     *iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.

     INVESTMENT COMPANIES. The Fund may, to the extent permitted by the 1940 Act, invest in the securities of money market mutual funds. Pursuant to new rules recently adopted by the SEC and effective as of July 31, 2006, the Fund may invest in affiliated and unaffiliated money market funds to the extent permitted by the Fund's respective strategies. See also "Exchange-Traded Funds".


     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are fixed income-securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted, but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed-income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

     RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in securities issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) securities are restricted as to disposition under the federal securities laws and are generally sold to institutional investors, such as the Fund, who agree that they are purchasing such securities for investment purposes and not with a view to public distributions. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) securities are normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity. (The Fund believes that Section 4(2) securities and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid.) The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including
Section 4(2) securities, as determined by the Advisor, as liquid and not subject to the investment limitation applicable to illiquid securities.

     The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under the Securities and Exchange Commission ("SEC") staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Fund believes that the SEC staff has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.

     SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which the Adviser has determined are creditworthy under guidelines established by BB&T Funds' Board of Trustees. BB&T Funds will employ one or more securities lending agents to initiate and affect securities lending transactions for BB&T Funds. While the lending of securities may subject the Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower was to default on its lending agreement or enter into bankruptcy, the Fund will lend only on a fully collateralized basis in order to reduce such risk. During the time portfolio securities are on loan, the Fund is entitled to receive any dividends or interest paid on such securities. Additionally, cash collateral received will be invested on behalf of the Fund exclusively in money market instruments. While the Fund will not have the right to vote securities on loan, the Fund intends to terminate the loan and retain the right to vote if that is considered important with respect to the investment. The Fund will restrict its securities lending to 33 1/3% of its total assets.

INVESTMENT RESTRICTIONS

     Except as provided otherwise, the following investment restrictions may be changed only by a vote of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in this Statement of Additional Information).

     The Fund:

     1. May not purchase any securities that would cause 25% or more of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

     2. May not underwrite any issue of securities, except as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

     3. May borrow money or lend to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations. The 1940 Act limits the Fund's ability to borrow money, prohibiting a fund from issuing senior securities, except that it may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

     4. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

     5. May purchase or sell commodities, commodities contracts, or future contracts or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

     6. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time. Under the 1940 Act, and the rules, regulations, and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than U.S. Treasury bills, notes or other obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund.

     The following investment restrictions are considered NON-FUNDAMENTAL and therefore may be changed by a vote of a majority of the Trustees of BB&T Funds:

     1. If any percentage restriction described herein is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction.

     2. The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

     3. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however that policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

     4. The Fund may not invest more than 15% of its net assets in "illiquid" securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act.

     For purposes of the concentration policies described above, the Fund does not consider exchange-traded funds to constitute an "industry." Rather, the Fund will "look-through" investments in exchange-traded funds to the underlying securities held by such exchange-traded funds when determining fund exposure to a particular industry.

     The 1940 Act also limits the amount that the Fund may invest in other investment companies, prohibiting the Fund from (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies. Pursuant to exemptive relief granted by the SEC to iShares(R) as well as procedures approved by the Board, the Fund may invest in iShares(R) ETFs in excess of the 5% and 10% limits described in this paragraph, provided that the Fund complies with the conditions of the exemptive relief, as they may be amended, and any other applicable investment limitations.

TEMPORARY AND DEFENSIVE INVESTMENTS

     The Fund may hold up to 100% of its assets in cash, short-term debt securities or other short-term instruments for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's ("S&P") or the "Prime" major rating category by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

PORTFOLIO TURNOVER

     The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less.


     For the fiscal years ended October 31, 2006 and October 31, 2005, the portfolio turnover rates for the Predecessor Fund with a full year of operations in the subject fiscal years were 56% and 45%, respectively.


     High turnover rates will generally result in higher transaction costs to the Fund and may result in higher levels of taxable realized gains (including short-term taxable gains generally taxed at ordinary income tax rates) to the Fund's shareholders. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. A higher portfolio turnover rate for the Fund may lead to increased taxes and transaction costs. Portfolio turnover will not be a limiting factor in making investment decisions. See "Additional Tax Information."

                                    VALUATION

     The net asset value of the Fund is determined and its Shares are priced as of the close of regular trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Time"). As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day (other than a day on which no Shares are tendered for redemption and no orders to purchase Shares are received) during which there is sufficient trading in the Fund's portfolio securities that the Fund's net asset value per Share might be materially affected. Currently, the NYSE is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Except as noted below, investments of the Fund in securities the principal market for which is a securities exchange or an over-the-counter market are valued at their latest available sale price (except for those securities traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price) or, absent such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded.


     With regard to each of the Fund, securities the principal market for which is not a securities exchange are valued at their latest bid quotation in such principal market. Securities and other assets for which quotations are not readily available are valued at their fair value as determined by the BB&T Funds' Pricing Committee in their best judgment pursuant to procedures established by and under the general supervision of the Board of Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board. The Pricing Committee, as designated by the Board of Trustees, is comprised of employees of BB&T Asset Management, Inc. and/or its affiliates. Pricing determinations require an affirmative vote of a majority of the Pricing Committee.


     Short-term securities are valued at either amortized cost or original cost plus interest, which approximates current value. Repurchase Agreements are valued at original cost. Open ended mutual fund investments will be valued at the most recently calculated net asset value. Closed end mutual funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded.

     The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange or other principal market on which it is traded, which value is then converted into its U.S. dollar equivalent at the prevailing foreign rate reported by FT Interactive Data Corporation as the closing rate for that date. When an occurrence subsequent to the time a value of a foreign security was so established is likely to have changed the value, then the fair value of those securities will be determined by consideration of other factors by the Pricing Committee.

     Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through a national pricing service approved by the Board of Trustees. Securities for which market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     The Sterling Shares of the Fund are sold on a continuous basis by PFPC Distributors, Inc. In addition to purchasing Shares directly from PFPC Distributors, Inc., Sterling Shares may be purchased through procedures established by PFPC Distributors, Inc. in connection with the requirements of accounts at Branch Banking and Trust Company, BB&T Corporation, their affiliates (collectively, "BB&T"), or BB&T's affiliated or correspondent banks. Customers purchasing Shares of BB&T Funds may include officers, directors, or employees of BB&T or BB&T's affiliated or correspondent banks.


AUTOMATIC INVESTMENT PLAN.

     BB&T Funds Auto Invest Plan enables Shareholders to make regular purchases of Sterling Shares through automatic deduction from their bank accounts. With Shareholder authorization, BB&T Funds' transfer agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account and will automatically invest that amount in Sterling Shares at the public offering price on the date of such deduction.

     For a Shareholder to change the Auto Invest instructions or to discontinue the feature, the request must be made in writing to Sterling Capital Small Cap Value Fund, P.O. Box 9652, Providence, RI 02940-9652. The Auto Invest Plan may be amended or terminated without notice at any time by the Distributor.


MATTERS AFFECTING REDEMPTION

     REDEMPTION BY MAIL. A written request for redemption must be received by BB&T Funds in order to constitute a valid tender for redemption from an Individual Retirement Account ("IRA"). Also, the signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 if (a) a redemption check is to be payable to anyone other than the Owner(s) of record or (b) a redemption check is to be mailed to the Owner(s) at an address other than the address of record or (c) the Owner(s) address of record has changed within the last ten business days or (d) the redemption proceeds are being transferred to another Fund account with a different registration or (e) the redemption proceeds are being wired to bank instructions currently not on the account. The Distributor reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee. See "Redemption by Telephone" for further discussion on sending proceeds to your bank account.

     REDEMPTION BY TELEPHONE. Shares may be redeemed by telephone if the Shareholder selected that option on the Account Registration Form. A Shareholder may have the proceeds mailed to the address of record or sent electronically or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Transfer Agent may reduce the amount of a wire redemption payment by its then-current wire redemption charge. Such charge is currently being waived. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call BB&T Funds at (866) 450-3722. If not selected on the Account Registration form, the Shareholder will automatically receive telephone redemption privileges. None of the Distributor, BB&T Funds' transfer agent, BB&T or BB&T Funds will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including redemptions) effected in accordance with BB&T Funds' telephone transaction procedures, upon instructions reasonably believed to be genuine. BB&T Funds will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are not followed, BB&T Funds may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to BB&T Funds.

     BB&T Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by BB&T Funds of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Company to determine the value of its total net assets.

     BB&T Funds may redeem any class of Shares involuntarily if redemption appears appropriate in light of BB&T Funds' responsibilities under the 1940 Act.

     AUTO WITHDRAWAL PLAN. BB&T Funds Auto Withdrawal Plan enables Shareholders to make regular redemptions of Sterling Shares of the Fund. With Shareholder authorization, BB&T Funds' transfer agent will automatically redeem Sterling Shares at the net asset value of the applicable Fund on the dates of withdrawal and have the amount specified transferred according to the instructions of the Shareholder.


     To participate in the Auto Withdrawal Plan, Shareholders should complete a supplemental sign-up form that can be acquired by calling the Distributor. For a Shareholder to change the Auto Withdrawal instructions or to discontinue the feature, the request must be made in writing to Sterling Capital Small Cap Value Fund, P.O. Box 9652, Providence, RI 02940-9652. The Auto Withdrawal Plan may be amended or terminated without notice at any time by the Distributor.

     PAYMENTS TO SHAREHOLDERS. Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, BB&T Funds will attempt to honor requests from Shareholders for next Business Day payments upon redemptions of Shares if the request for redemption is received by the Transfer Agent before the last Valuation Time on a Business Day or, if the request for redemption is received after the last Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to BB&T Funds or the Shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

                           ADDITIONAL TAX INFORMATION

     TAXATION OF THE FUND. The Fund will be treated as a separate entity for federal income tax purposes. It is the policy of the Fund to elect to be treated as, and to qualify for, the favorable tax treatment accorded regulated investment companies and their shareholders under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which the Fund may be subject. If the Fund qualifies as a regulated investment company, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). Regulated investment companies are subject to a federal excise tax if they do not distribute substantially all of their income on a timely basis. The Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net investment income and net realized capital gains.

     In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things,
(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" as defined below; (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of its total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

     In general, for purposes of the 90% gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in clause (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of clause (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

     As mentioned above, if the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

     If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

     Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. If in any taxable year the Fund failed to qualify as a regulated investment company accorded special tax treatment, the Fund would be subject to federal income tax on all of its taxable income at regular corporate rates. In addition, all distributions to shareholders from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. Furthermore, in order to re-qualify for taxation as a regulated investment company that is accorded special tax treatment, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

     The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net realized capital gain. The Fund may, however, opt to retain for investment its net realized capital gain. If the Fund retains any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net realized capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     DISTRIBUTIONS. As described above, the Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net realized capital gain. For federal income tax purposes, distributions from the Fund of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder owned his or her shares. Distributions of the Fund's net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains (generally subject to a 15% tax rate, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2011), and are not eligible for the dividends received deduction. Distributions from capital gains are generally made after applying any capital loss carryovers. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

     Distributions are taxable to shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus were included in the price paid by the shareholder). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or (ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

     Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

     If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

     For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as "qualified dividend income" received by an individual will be taxed in the hands such individual at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a "passive foreign investment company" (defined below). To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain. The Fund expects to use such substitute payments to satisfy the Fund's expenses, and therefore expects that its receipt of such substitute payments will not adversely affect the percentage of its distributions qualifying as qualified dividend income.

     In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

     Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (ii) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181 day period beginning 90 days before such date in the case of certain preferred stock) or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of the Code.

     Some debt obligations (including all zero-coupon debt obligations) with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund (if any) will be treated as debt obligations originally issued at a discount (and thus having original issue discount or "OID"). Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund (if any) may be treated as having acquisition discount or OID. In the event that the Fund makes any such investments, the OID or acquisition discount will be included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Under those circumstances, in order to generate sufficient cash to make the requisite distributions, the Fund could be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund could realize gains or losses from such dispositions, and, in the event that the Fund realizes net capital gains from such dispositions, shareholders may receive a larger capital gain distribution than they would have in the absence of such dispositions.

     Dividends are generally taxable in the taxable year received. However, dividends declared and payable in October, November or December to shareholders of record during such a month and paid during the following January are treated for tax purposes as if they were received by each shareholder on December 31 of the year in which the dividends were declared. Shareholders will be advised at least annually as to the amount and federal income tax character of distributions made during the year.

     SELLING, REDEEMING OR EXCHANGING SHARES. The disposition of shares of the Fund (whether by redemption, sale or exchange) may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for 6 months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. A sale or exchange of Fund shares by a securities dealer may generate ordinary income if such Fund shares were not designated by such securities dealer as held for investment.

     HEDGING. The Fund's transactions in futures contracts, options, forward contracts, straddles and certain other investment and hedging activities of the Fund, will be subject to special tax rules (including "mark-to-market," "straddle," "wash sale," "constructive sale," and "short sale" rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, convert long-term capital gains into short-term capital gains, and otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to Shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to Shareholders. The Fund will monitor its transactions, endeavor to make any available tax elections, and make appropriate entries on in its books and record pertaining to these transactions in a manner believed to be in the best interest of the Fund.

     Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income the distribution, if any, of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     FOREIGN TAXES, FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. Income received by the Fund from sources within foreign countries and U.S. possessions may be subject to income, withholding or other taxes imposed by such foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if more than 50% of the Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

     The Fund's transactions in foreign currency-denominated debt securities (as well as the Fund's transactions, if any, in foreign currencies) and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a

"QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

     A PFIC is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

     BACKUP WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

     Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

     In order for foreign investors to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

     TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss with respect to common shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

     ADDITIONAL TAX INFORMATION CONCERNING NON-US SHAREHOLDERS. Capital Gain Dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

     If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     GENERAL. Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares the Fund. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

                            MANAGEMENT OF BB&T FUNDS


The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 301 Bellevue Parkway, Wilmington, DE 19809.


                              INDEPENDENT TRUSTEES


                                                                                                         (5)
                                                                                                     NUMBER OF
                                                        (3)                                          PORTFOLIOS
                                      (2)             TERM OF                                          IN FUND          (6)
                                  POSITION(S)        OFFICE AND                  (4)                   COMPLEX         OTHER
            (1)                    HELD WITH         LENGTH OF           PRINCIPAL OCCUPATION         OVERSEEN     DIRECTORSHIPS
   NAME, ADDRESS AND AGE           THE FUNDS        TIME SERVED         DURING THE LAST 5 YEARS      BY TRUSTEE   HELD BY TRUSTEE
   ---------------------       ----------------   ---------------   ------------------------------   ----------   ---------------
Thomas W. Lambeth              Trustee            Indefinite,       From January 2001 to present,        32             None
700 Yorkshire Road             Chairman of        8/92 - Present    Senior Fellow, Z. Smith
Winston-Salem, NC 27106        the Board of                         Reynolds Foundation; from
Birthdate: 01/35               Trustees                             1978 to January 2001,
                                                                    Executive  Director, Z. Smith
                                                                    Reynolds Foundation.

Drew T. Kagan                  Trustee            Indefinite,       From December 2003 to present,       32             None
Montecito Advisors, Inc.                          8/00 - Present    President and Director,
810 N. Jefferson St.,                                               Montecito Advisors, Inc.;
Ste 101.                                                            from March 1996 to December
Lewisburg, WV 24901                                                 2003, President, Investment
Birthdate: 02/48                                                    Affiliate, Inc.; March 1992
                                                                    to  March 1996, President,
                                                                    Provident Securities &
                                                                    Investment Co.

Laura C. Bingham               Trustee            Indefinite,       From July 1998 to present,           32             None
Peace College                                     2/01 - Present    President of Peace College.
Office of the President
15 East Peace Street
Raleigh, NC 27604-1194
Birthdate: 11/56

Douglas R. Van Scoy            Trustee            Indefinite        Retired; From November 1974 to       32             None
841 Middle St                                     5/04 - present    July 2001, employee of Smith
Sullivans Island, SC 26481                                          Barney (investment banking),
Birthdate: 11/43                                                    most recently as the Director
                                                                    of Private Client Group and
                                                                    Senior Executive Vice
                                                                    President

James L. Roberts               Trustee            Indefinite        Retired; From January 1999           32             None
P.O. Box 4165                                     11/04 - present   to December 2003, President,
Breckenridge, CO 80424                                              CEO and Director, Covest
Birthdate: 11/42                                                    Bancshares, Inc.

                               INTERESTED TRUSTEE


                                                                                                         (5)
                                                                                                     NUMBER OF
                                                        (3)                                          PORTFOLIOS
                                      (2)             TERM OF                                          IN FUND          (6)
                                  POSITION(S)        OFFICE AND                  (4)                   COMPLEX         OTHER
            (1)                    HELD WITH         LENGTH OF           PRINCIPAL OCCUPATION         OVERSEEN     DIRECTORSHIPS
   NAME, ADDRESS AND AGE           THE FUNDS        TIME SERVED         DURING THE LAST 5 YEARS      BY TRUSTEE   HELD BY TRUSTEE
   ---------------------       ----------------   ---------------   ------------------------------   ----------   ---------------
*Keith F. Karlawish            Trustee            Indefinite,       From May 2002 to present,            32             N/A
BB&T Asset Management, Inc.                       6/06 - Present    President, BB&T Asset
434 Fayetteville Street Mall                                        Management, Inc.; from 1996 to
P.O. Box 29575                                                      2002, Senior Vice President
Raleigh, NC  27626-0575                                             and Director of Fixed Income,
Birthdate: 08/64                                                    BB&T Asset Management, Inc.


----------
* Mr. Karlawish is treated by the Funds as an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Karlawish is an "interested person" because he owns shares of BB&T Corporation and is the President of BB&T Asset Management, Inc., the Adviser.


     The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of PFPC Distributors, Inc., PFPC Inc. or Branch Banking and Trust Company receives any compensation from BB&T Funds for acting as a Trustee.





                                    OFFICERS


                                                                                                         (5)
                                                                                                     NUMBER OF
                                                        (3)                                          PORTFOLIOS
                                      (2)             TERM OF                                          IN FUND          (6)
                                  POSITION(S)        OFFICE AND                  (4)                   COMPLEX         OTHER
            (1)                    HELD WITH         LENGTH OF           PRINCIPAL OCCUPATION         OVERSEEN     DIRECTORSHIPS
   NAME, ADDRESS AND AGE           THE FUNDS        TIME SERVED         DURING THE LAST 5 YEARS      BY TRUSTEE   HELD BY TRUSTEE
   ---------------------       ----------------   ---------------   ------------------------------   ----------   ---------------
Keith F. Karlawish             President          Indefinite,       From May 2002 to present,            N/A            N/A
Birthdate: 08/64                                  2/05 - Present    President, BB&T Asset
                                                                    Management, Inc.; from 1996 to
                                                                    2002, Senior Vice President
                                                                    and Director of Fixed Income,
                                                                    BB&T Asset Management, Inc.

James T. Gillespie             Vice President;    Indefinite,       From February 2005 to present,       N/A            N/A
Birthdate: 11/66               Secretary          5/02 - Present    Vice President and Manager of
                                                                    Mutual Fund Administration,
                                                                    BB&T Asset Management, Inc.,
                                                                    From February 1992 to 2005,
                                                                    employee of BISYS Fund
                                                                    Services

E.G. Purcell, III              Vice President     Indefinite,       From 1995 to present, Senior         N/A            N/A
Birthdate: 01/55                                  11/00 - Present   Vice President, BB&T Asset
                                                                    Management, Inc. and its
                                                                    predecessors

Todd M. Miller                 Vice President     Indefinite,       From June 2005 to present,           N/A            N/A
Birthdate: 09/71                                  8/05 - Present    Mutual Fund Administrator,
                                                                    BB&T Asset Management; from
                                                                    May 2001 to May 2005, Manager,
                                                                    BISYS Fund Services

Andrew J. McNally              Treasurer          Indefinite,       From December 2000 to present,       N/A            N/A
Birthdate: 12/70                                  11/06 - Present   Vice President and Director,
                                                                    Fund Accounting &
                                                                    Administration Department,
                                                                    PFPC Inc.

Clinton L. Ward                Chief Compliance   Indefinite,       From July 2004 to present,           N/A            N/A
Birthdate:  11/69              Officer            11/06 - Present   Chief Compliance Officer and
                                                                    Secretary, BB&T Asset
                                                                    Management, Inc.; from January
                                                                    2002 to July 2004, Compliance
                                                                    Analyst, Wachovia Bank, N.A.;
                                                                    from November 1999 to January
                                                                    2002, Compliance Manager -
                                                                    Mutual Fund Compliance, Banc
                                                                    of America Capital Management,
                                                                    LLC.

Christopher E. Sabato          Assistant          Indefinite        From February 1993 to present,       N/A             N/A
Birthdate: 12/68               Treasurer          11/02 - Present   Vice President, BISYS Fund
                                                                    Services


For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Trust are listed in the following table:

                             POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL

        NAME            UNDERWRITERS OF THE FUNDS
        ----            -------------------------
Keith F. Karlawish      BB&T Asset Management, Inc., President
James T. Gillespie      BB&T Asset Management, Inc., Vice President
Andrew J. McNally       PFPC Inc., Vice President and Director, Fund Accounting
                           & Administration Department
Christopher E. Sabato   BISYS Fund Services, Vice President
E.G. Purcell, III       BB&T Asset Management, Inc., Senior Vice President
Clinton L. Ward         BB&T Asset Management, Inc. Chief Compliance Officer and
                           Secretary
Todd Miller             BB&T Asset Management, Inc., Mutual Funds Administrator



The officers of BB&T Funds receive no compensation directly from BB&T Funds for performing the duties of their offices. BB&T Asset Management, Inc. receives fees from BB&T Funds for acting as Administrator and PFPC Inc. receives fees from BB&T Funds for acting as Transfer Agent and for providing fund accounting services to BB&T Funds. In addition, PFPC Inc. receives fees from the Administrator for acting as Sub-Administrator.


COMMITTEES OF THE BOARD OF TRUSTEES

AUDIT COMMITTEE


The purposes of the Audit Committee are to oversee the Trust's accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; to consider the selection of independent public accountants for the Trust and the scope of the audit; and to act as a liaison between the Trust's independent public accounting firm and the full Board of Trustees. Messrs. Kagan, Lambeth, Roberts, and Van Scoy, and Ms. Bingham serve on this Committee; Mr. Kagan serves as chair of the committee. For the fiscal year ended October 31, 2006, there were four (4) meetings of the Audit Committee.



NOMINATIONS COMMITTEE



The purpose of the Nominations Committee is to recommend qualified candidates to the Board in the event that a position is vacated or created. Messrs. Kagan, Lambeth, Roberts, and Van Scoy and Ms. Bingham serve on this committee; Mr. Lambeth serves as chair of the committee. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominations Committee in care of BB&T Funds. For the fiscal year ended October 31, 2006, there were two (2) meetings of the Nominations Committee.


SECURITIES OWNERSHIP

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund's family of investment companies as of December 31, 2005:

                                         AGGREGATE DOLLAR RANGE OF EQUITY
                        DOLLAR RANGE       SECURITIES IN ALL REGISTERED
                          OF EQUITY     INVESTMENT COMPANIES OVERSEEN BY
                         SECURITIES    TRUSTEE IN THE FAMILY OF INVESTMENT
   NAME OF TRUSTEE       IN THE FUND                COMPANIES
   ---------------      ------------   -----------------------------------
Thomas W. Lambeth           None       $1-$10,000
Robert W. Stewart*          None       >$100,000
Drew T. Kagan               None       >$100,000
Laura C. Bingham            None       $10,001-$50,000
Kenneth L. Miller**         None       >$100,000
James L. Roberts            None       >$100,000
Douglas Van Scoy            None       >$100,000
Keith F. Karlawish***       N/A        N/A

----------
* Figures are for the calendar year ended December 31, 2004. Mr. Stewart retired as a trustee of the BB&T Funds on May 21, 2005.

**   Mr. Miller retired as a trustee of the BB&T Funds on June 4, 2006.

*** Mr. Karlawish did not serve as a Trustee during the calendar year ended December 31, 2005.

As of November 30, 2006, the Officers and Trustees owned less than 1% of any class of the Fund.


TRUSTEES COMPENSATION


                              AGGREGATE                                                       TOTAL COMPENSATION
                          COMPENSATION FROM                                                  FROM FUNDS AND FUND
                                 THE                                                           COMPLEX PAID TO
                         FUND FOR THE FISCAL     PENSION OR RETIREMENT    ESTIMATED ANNUAL     TRUSTEES FOR THE
NAME OF PERSON,              YEAR ENDING       BENEFITS ACCRUED AS PART     BENEFITS UPON     FISCAL YEAR ENDING
POSITION                  OCTOBER 31, 2006*        OF FUND EXPENSES          RETIREMENT       OCTOBER 31, 2006*
----------------------   -------------------   ------------------------   ----------------   -------------------
Thomas W. Lambeth                None                    None                   None              $34,936.00
Robert W. Stewart**              None                    None                   None                 None
Drew T. Kagan                    None                    None                   None              $42,934.50
Laura C. Bingham                 None                    None                   None              $32,156.00
Douglas R. Van Scoy              None                    None                   None              $32,156.00
James L. Roberts                 None                    None                   None              $32,156.00
Kenneth L. Miller***             None                    None                   None                 None
Keith F. Karlawish****           None                    None                   None                 None



----------
* Because the Fund is new, compensation is estimated for the fiscal year ended October 31, 2006.



**   Mr. Stewart retired as a trustee of the BB&T Funds on May 21, 2005.



***  Mr. Miller retired as a trustee of the BB&T Funds on June 4, 2006.



**** Mr. Karlawish did not serve as a Trustee during the fiscal year ended
     September 30, 2005.


CODE OF ETHICS


     BB&T Funds, Sterling Capital Management LLC., and PFPC Distributor, Inc. have each adopted a code of ethics ("Codes") pursuant to Rule 17j-1 of the 1940 Act, and these Codes permit personnel covered by the Codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions.


INVESTMENT ADVISER


     Investment advisory and management services are provided to the Fund by Sterling Capital Management LLC (the "Adviser" or "Sterling Capital") pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated as of July 1, 2006. The Adviser is a North Carolina limited liability company located at 4064 Colony Road, Suite 300, Charlotte, North Carolina 28211. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The Adviser provides investment management services to a diversified group of clients including public investment pools, corporate, endowment, foundation and health care clients. Its investment products include small and large capitalization value equity, fixed income, and cash management. As of September 30, 2006, the Adviser had approximately $10.2 billion under management and 42 employees, including twenty investment professionals.


     The Adviser is a successor to Sterling Capital Management Company ("UAM Sterling"), a wholly-owned subsidiary of United Asset Management, Inc. ("UAM"). Old Mutual, plc acquired UAM on September 26, 2000. Mark Whalen, Dave Ralston, Ed Brea, Alex McAlister and Brian Walton, key employees of UAM Sterling, organized the Adviser to purchase and continue the investment advisory business of UAM Sterling. UAM Sterling was formed in 1970 and became a subsidiary of UAM in 1984. It served as investment adviser to the Predecessor Fund from its inception until the sale of UAM Sterling to the Adviser. On April 1, 2005, BB&T Corporation acquired a 70% ownership interest in the Adviser. The Adviser now operates as an independently managed subsidiary of BB&T Corporation.


     Under the Advisory Agreement between BB&T Funds and Sterling Capital, the fee payable to Sterling Capital by the Fund, for investment advisory services is ninety one-hundredths of one percent (0.90%) of the Fund's average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by BB&T Funds and Sterling Capital. A fee agreed to in writing from time to time by BB&T Funds and Sterling Capital may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower the Fund's expenses and increase the net income of the fund during the period when such lower fee is in effect.



     The Advisory Agreement provides that Sterling Capital shall not be liable for any error of judgment or mistake of law or for any loss suffered by BB&T Funds in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Sterling Capital in the performance of its duties, or from reckless disregard by Sterling Capital of its duties and obligations thereunder.



     Unless sooner terminated, the Advisory Agreement will continue in effect until October 31, 2007 and from year to year if such continuance is approved at least annually by BB&T Funds' Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under "ADDITIONAL INFORMATION - Miscellaneous"). The Advisory Agreement is terminable at any time upon 60 days written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, or by Sterling Capital. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.



     Because the Fund did not commence operations prior to the date of this SAI, the Adviser has received no fees.


     The Fund bears all cost of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of custodian including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including and allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meeting; trade association memberships; insurance premiums; and any extraordinary expenses.

     Pursuant to the American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 98-5, any Fund organizational or start-up costs incurred on or after January 1, 1999 will be expensed as they are incurred.

PORTFOLIO MANAGERS

     The portfolio manager identified under "Investment Management" in the Prospectus is responsible for the day-to-day management of the Fund. The portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he serves as portfolio manager. Information regarding these accounts is set forth below.


                       NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                          AS OF OCTOBER 31, 2006
                    -----------------------------------------------------------------
                      OTHER REGISTERED         OTHER POOLED
PORTFOLIO MANAGER   INVESTMENT COMPANIES   INVESTMENT VEHICLES      OTHER ACCOUNTS
-----------------   --------------------   -------------------   --------------------
Eduardo Brea        Number: None           Number: None          Number: 15
                    Assets: $0             Assets: $0            Assets: $742 million



     As of October 31, 2006, the following portfolio manager managed the following numbers of accounts in each of the indicated categories, having the indicated total assets, with respect to which the advisory fee is based on the performance of the account.

                                  PERFORMANCE BASED ADVISORY FEES
                    NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                       AS OF OCTOBER 31, 2006
                    -----------------------------------------------------------
                    OTHER REGISTERED       OTHER POOLED
PORTFOLIO MANAGER   INVESTMENT COMPANIES   INVESTMENT VEHICLES   OTHER ACCOUNTS
-----------------   --------------------   -------------------   --------------
Eduardo Brea        Number: None           Number: None          Number: None
                    Assets: $0             Assets: $0            Assets: $0


CONFLICTS OF INTEREST

     From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, the "Managed Accounts"). The Managed Accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The Managed Accounts might also have different investment objectives or strategies than the Fund. Consequently, portfolio managers may purchase or sell securities for the Fund and not for a Managed Account.

     Sterling Capital manages portfolios for multiple institutional and individual clients. All portfolios are managed as separate accounts, including mutual fund portfolios. Each portfolio has its own set of investment objectives and investment policies that may differ from those of the Fund. The portfolio managers make investment decisions for each portfolio based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Accordingly, an individual portfolio may contain different securities than other portfolios, and investment decisions may be made in other accounts that are different than the decisions made for the Fund. As an example, the portfolio manager may decide to buy a security in one or more portfolios, while selling the same security in other portfolios based on the different objectives, restrictions, and cash flows in the portfolios. In addition, some of these portfolios have fee structures, including performance fees, which are or have the potential to be higher than the fees paid by the Fund to Sterling Capital. Because performance fees are tied to performance, the incentives associated with any given portfolio may be higher or lower than those associated with other accounts managed by the firm.

     Sterling Capital's objective is to meet its fiduciary obligation to treat all clients fairly. To help accomplish this objective and to address the potential conflicts discussed above, Sterling Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures. Sterling Capital's compliance procedures include actively monitoring compliance with investment policies, trade allocation, and Code of Ethics requirements. In addition, Sterling Capital's senior management team reviews the performance of portfolio managers and analysts.

PORTFOLIO MANAGER COMPENSATION

The Adviser has an incentive compensation plan linking all employees to performance standards for portfolio management, marketing, and client service. The plan is based on the individual meeting or exceeding their individual performance goals. Performance goals for investment professionals are based on market indices and manager universes. The portfolio manager receives a base salary plus bonus compensation. The bonus is based on the portfolio manager's performance contribution to the portfolio and on the performance versus a universe of managers.

SECURITIES OWNERSHIP


     The following table discloses the dollar range of equity securities of the Fund beneficially owned by the portfolio manager as of October 31, 2006:



NAME OF PORTFOLIO MANAGER   DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
-------------------------   ---------------------------------------------
Eduardo Brea                                   None(1)

----------
(1) Effective upon the merger of the Fund and the Predecessor Fund, Eduardo Brea, the portfolio manager, will beneficially own equity securities of the Fund in the range of $100,001 - $500,000.


PROXY VOTING POLICIES AND PROCEDURES

     The Board of Trustees has delegated the authority to vote proxies on behalf of the Fund that own voting securities to Sterling Capital. Proxy voting policies and procedures for Sterling Capital are attached as Appendix B.


     You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.sterling-capital.com or by contacting us in writing at Sterling Capital Small Cap Value Fund, P.O. Box 9652, Providence, RI 02940-9652.


PORTFOLIO TRANSACTIONS

     Pursuant to the Advisory Agreement, the Adviser determines, subject to the direction and general supervision of the Board of Trustees of BB&T Funds and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute the Fund's portfolio transactions. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, BB&T Funds, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While Sterling Capital generally seeks competitive spreads or commissions, BB&T Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

     The Fund did not pay any brokerage commissions during the last fiscal year as the Fund had not yet commenced operations.

     Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in a manner deemed fair and reasonable. The major consideration in allocating brokerage business is the assurance that the best execution is being received on all transactions effected for all accounts. Brokerage may be directed to brokers because of research services provided. Brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in
Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser. Such information may be useful to the Adviser in serving both BB&T Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to BB&T Funds.

     To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

     In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

     To the extent permitted by applicable rules and regulations, the Adviser may execute portfolio transactions on behalf of the Fund through affiliates. As required by Rule 17e-1 under the 1940 Act, the Fund has adopted procedures which provide that commissions paid to such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board will review reports of such affiliated brokerage transactions in connection with the foregoing standard.

     Investment decisions for the Fund are made independently from those for the other BB&T Funds or any other investment company or account managed by the Adviser. Any such other investment company or account may also invest in the same securities as BB&T Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another Fund of BB&T Funds, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be fair and equitable over time to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other BB&T Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement, in making investment recommendations for BB&T Funds, the Adviser will provide its services in accordance with its fiduciary obligations and will manage the Fund in the best interests of the Fund.

GLASS-STEAGALL ACT

     In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

     Sterling Capital believes that it possesses the legal authority to perform the services for the Fund contemplated by the Advisory Agreement and described in the Prospectus and this Statement of Additional Information and has so represented in the Advisory Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Sterling Capital's subsidiaries from continuing to perform such services for BB&T Funds. Depending upon the nature of any changes in the services which could be provided by Sterling Capital's subsidiaries, the Board of Trustees of BB&T Funds would review BB&T Funds' relationship with Sterling Capital and consider taking all action necessary in the circumstances.

     Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Sterling Capital or its affiliated and correspondent banks (the "Banks") in connection with Customer's purchases of Shares of the Fund, the Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in BB&T Funds' method of operations would affect its net asset value per Share or result in financial losses to any Customer.

ADMINISTRATOR

     BB&T Asset Management, Inc. is the Administrator (the "Administrator") to the Fund pursuant to the Management and Administration Agreement. The Administrator assists in supervising all operations of the Fund (other than those performed by Sterling Capital under the Advisory Agreement and U.S. Bank National Association under its custodial services agreement with BB&T Funds, and those performed by PFPC Inc. under its transfer agency and shareholder service and fund accounting agreements with BB&T Funds).

     Under the Administration Agreement, the Administrator has agreed to maintain office facilities for BB&T Funds, to maintain BB&T Funds' financial accounts and records, and to furnish BB&T Funds statistical and research data and certain bookkeeping services, and certain other services required by BB&T Funds. The Administrator prepares annual and semi-annual reports to the

Securities and Exchange Commission, prepares Federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of BB&T Funds' operations (other than those performed by Sterling Capital under the Advisory Agreement and U.S. Bank National Association under its custodial services agreements with BB&T Funds, and those performed by PFPC Inc. under its transfer agency and shareholder service and fund accounting agreements with BB&T Funds). Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.


     Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from the Fund equal to the lesser of (a) a fee computed at the annual rate of twelve one-hundredths of one percent (0.12%), applicable to the first $5 billion, and eight one-hundredths of one percent (0.08%), applicable to over $5 billion, of the Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by BB&T Funds and the Administrator. A fee agreed to in writing from time to time by BB&T Funds and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower the Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.


     Because the Fund did not commence operations prior to the date of this SAI, the Administrator has received no fees.


     The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), continue until January 31, 2007. Thereafter, the Administration Agreement shall be renewed automatically for successive one year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to the Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days notice by BB&T Funds' Board of Trustees or by the Administrator.

     The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by BB&T Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

SUB-ADMINISTRATOR


     PFPC Inc. is the Sub-Administrator to the Fund pursuant to an agreement between the Administrator and PFPC Inc. Pursuant to this agreement, PFPC Inc. assumed many of the Administrator's duties, for which PFPC Inc. receives a fee, paid by the Administrator, calculated at an annual rate of 0.045% applicable to the first $3.5 billion, 0.0275% applicable to the next $1 billion, 0.020% applicable to the next $1.5 billion and 0.01%, applicable to over $6 billion, of the Fund's average net assets.



     Because the Fund did not commence operations prior to the date of this SAI, PFPC Inc. has received no fees.


DISTRIBUTOR


     PFPC Distributors, Inc. serves as distributor to the Fund pursuant to an Underwriting Agreement (the "Distribution Agreement"). The Adviser may compensate the Distributor for services provided to the Fund under the Distribution Agreement if such services are either (i) not authorized under a plan of distribution under Rule 12b-1 under the 1940 Act ("12b-1 Plan") or (ii) represent amounts incurred in excess of the fee payable under such a 12b-1 Plan.


     The Distribution Agreement provides that, unless sooner terminated it will continue in effect for continuous one-year periods if such continuance is approved at least annually (i) by BB&T Funds' Board of Trustees or by the vote of a majority of the outstanding Shares of the Fund subject to such Distribution Agreement, and (ii) by the vote of a majority of the Trustees of BB&T Funds who are not parties to such Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to such Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

     The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, BB&T Funds will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause BB&T Funds to alter or discontinue its arrangements with banks that act as

Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.

EXPENSES

     The Adviser bears all expenses in connection with the performance of its services as Adviser, other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees of BB&T Funds, Securities and Exchange Commission fees, state securities qualification and renewal fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, amortized organizational expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by the Fund, certain insurance premiums, costs of maintenance of the Fund's existence, costs and expenses of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation.

SECURITIES LENDING AGENT


     The Fund has retained U.S. Bancorp Asset Management ("U.S. Bancorp AM") as its securities lending agent and will compensate that firm based on a percentage of the profitability generated by securities lending transactions effected on the behalf of BB&T Funds.


CUSTODIAN


     U.S. Bank National Association, located at 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, OH 45202, serves as the Custodian to the Sterling Capital Small Cap Value Fund.


TRANSFER AGENT AND FUND ACCOUNTING SERVICES


     PFPC Inc., located at 301 Bellevue Parkway, Wilmington, DE 19809, serves as transfer agent to the Fund pursuant to a Transfer Agency Agreement with BB&T Funds. PFPC Inc. receives a fee based on the type of services provided to the Fund as agreed upon by the Trust and PFPC Inc.



     PFPC Inc., located at 301 Bellevue Parkway, Wilmington, DE 19809, also provides fund accounting services to the Fund pursuant to a Fund Accounting Agreement with BB&T Funds. For its services, PFPC Inc. receives a fee from the Fund at the annual rate of 0.01% of such Fund's average daily net assets.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     KPMG LLP ("KPMG"), located at 191 West Nationwide Boulevard, Suite 500, Columbus, Ohio 43215, has been selected as the independent registered public accounting firm for the Fund. KPMG, located at 1601 Market Street, Philadelphia, PA 19103, served as the independent registered public accounting firm to the Predecessor Fund.


LEGAL COUNSEL


     Ropes & Gray LLP, One Metro Center, 700 12th St., N.W., Suite 900, Washington, DC 20005-3948 are counsel to BB&T Funds and its Independent Trustees.


                             ADDITIONAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES

     BB&T Funds (previously The BB&T Mutual Funds Group) was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name "Shelf Registration Trust IV." BB&T Funds' Agreement and Declaration of Trust has been amended three times: (1) on June 25, 1992 to change the Trust's name, (2) on August 18, 1992, to provide for the issuance of multiple classes of shares, and (3) on May 17, 1999 to change the Trust's name. A copy of BB&T Funds' Amended and Restated Agreement and Declaration of Trust, (the "Declaration of Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. BB&T Funds presently has twenty-six series of Shares offered to the public which represent interests in the Sterling Capital Small Cap Value Fund, the National Tax-Free Money Market Fund, the Equity Index Fund, the Large Cap Fund, the Large Cap Growth Fund, the Small Cap Fund, the Special Opportunities Fund, the Equity Income Fund, the International Equity Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, the West Virginia Fund, the Short Fund, the Intermediate U.S. Government Fund, the Total Return Bond Fund, the U.S. Treasury Fund, the Prime Money Market Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund, and the Capital Manager Equity Fund respectively. BB&T Funds' Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of BB&T Funds into one or more additional series.

     Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, BB&T Funds' Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of BB&T Funds, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

     Shares of BB&T Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only Shareholders of such series or class shall be entitled to vote thereon, and
(iii) only the holders of Class A, Class B and Class C Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Distribution Plan applicable to such class. There will normally be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees then in office will call a Shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of BB&T Funds and filed with BB&T Funds' custodian or by vote of the holders of two-thirds of the outstanding shares of BB&T Funds at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares of any Fund. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

     As used in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of BB&T Funds or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of BB&T Funds or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of BB&T Funds or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of BB&T Funds or such Fund.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of BB&T Funds. However, BB&T Funds' Declaration of Trust disclaims Shareholder liability for acts or obligations of BB&T Funds and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by BB&T Funds or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

     The Agreement and Declaration of Trust states further that no Trustee, officer or agent of BB&T Funds shall be personally liable in connection with the administration or preservation of the assets of BB&T Funds or the conduct of BB&T Funds' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act expect for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Agreement and Declaration of Trust also provides that all persons having any claim against the Trustees or BB&T Funds shall look solely to the assets of BB&T Funds for payment.

DISCLOSURE OF PORTFOLIO HOLDINGS

     Information regarding portfolio holdings may be made available to third parties in the following circumstances:

     - Through disclosure in a Fund's latest annual or semi-annual report or Form N-Q;

     - In marketing materials, provided that the information regarding portfolio holdings contained therein is at least fifteen days old; or

     - When a Fund has a legitimate business purpose for doing so (see example below), and either the recipients are subject to a confidentiality agreement or the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed. Such disclosures will be authorized by the Fund's Chief Executive Officer or Chief Financial Officer and will be reported periodically to the Board. In no event shall information regarding the Funds' portfolio holdings be disclosed for compensation.

     Examples of instances in which a legitimate business purpose exists for the selective disclosure of portfolio securities include: for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Fund's adviser, to a newly hired investment adviser or sub-adviser prior to commencing its duties, and to a performance reporting bureau or rating agency for use in developing a rating.

     It is the policy of the Funds to not disclose material information about their portfolio holdings, trading strategies implemented or to be implemented, or pending transactions to third parties other than the Funds' service providers. The Funds' service providers are prohibited from disclosing to other third parties material information about the Funds' portfolio holdings, trading strategies implemented or to be implemented, or pending transactions. However, the Funds may provide information regarding their portfolio holdings to their service providers where relevant to duties to be performed for the Funds. Such service providers include fund accountants, administrators, sub-administrators, investment advisers, custodians, independent public accountants, and attorneys.

     Other than the service provider arrangements discussed above, the Funds do not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person.

MISCELLANEOUS

     BB&T Funds may include information in its Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for one or more of the Funds within BB&T Funds, or (4) describes investment management strategies for such Funds. Such information is provided to inform Shareholders of the activities of BB&T Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or BB&T Funds officers regarding expected trends and strategies.

     The organizational expenses of the Fund are amortized over a period of two years from the commencement of the public offering of Shares of the Fund. On June 30, 1998, BB&T Funds adopted Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operating subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods. In the event any of the initial Shares of BB&T Funds are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial Shares being redeemed bears to the total number of initial Shares outstanding at the time of redemption. Investors purchasing Shares of BB&T Funds subsequent to the date of the Prospectus and this Statement of Additional Information bear such expenses only as they are amortized against a Fund's investment income.

     BB&T Funds is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of BB&T Funds.





     No person owns of record or is known by the Trust to own beneficially 5% or more of any Class of the Fund's outstanding shares as of November 30, 2006.

                              FINANCIAL STATEMENTS





Audited Financial Statements as of October 31, 2006 for the Predecessor Fund are incorporated by reference to the Predecessor Fund's Annual Report to Shareholders, dated as of October 31, 2006, which has been previously sent to Shareholders of the Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of the Fund's Annual Report and Semi-Annual Report may be obtained without charge by contacting Sterling Capital Small Cap Value Fund at P.O. Box 9652, Providence, RI 02940-9652 or by telephoning toll-free at (866) 450-3722.

                                   APPENDIX A

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Funds with regard to portfolio investments for the Funds include, but are not limited to, Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch IBCA, Duff & Phelps ("Fitch IBCA"), and Dominion Bond Ratings Services ("DBRS"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG -TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S & P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

Description of the three highest long-term debt ratings by Fitch IBCA:

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

Description of DBRS long-term debt rating categories:

AAA Bonds rated AAA are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for the category, few entities are able to achieve a AAA rating.

AA Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definitions which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated companies.

     (high, low) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S & P's description of its three highest short-term debt ratings:

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch IBCA's description of its three highest short-term debt ratings:

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DRBS description of its short-debt ratings:

R-1 (high) Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.

R-1 (middle) Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits to only a small degree. Given the extremely tough definition which DBRS has for the R81 (high) category (which few companies are able to achieve), entities rated R-1 (middle) are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low) Short-term debt rated R-1 (low) is of satisfactory credit quality.
    The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high), R-2 (middle), R-2 (low) Short-term debt rated R-2 is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the R-2 classification are not as strong as those in the R-1 category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an R-1 credit. Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

Moody's description of its two highest short-term loan/municipal note ratings:

MIG 1/VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

                                   APPENDIX B

                         STERLING CAPITAL MANAGEMENT LLC

                        Proxy Policy & Voting Procedures

                            (Effective October 1989)


                               (Revised May 2006)


I.   VOTING POLICY AND GUIDELINES


Sterling Capital Management LLC ("SCM") believes it has a fiduciary obligation to vote its clients' proxies in favor of the economic interest of shareholders. Our fiduciary responsibility includes protecting and enhancing the economic interests client accounts we manage. The following guidelines have been established to assist us in evaluating relevant facts and circumstances which will enable us to vote in a manner consistent with our fiduciary responsibility.


                          ROUTINE MANAGEMENT PROPOSALS

Election of Directors                                               Case by Case

     We believe that the structure and functioning of its board of directors are critical to the economic success of every company therefore treat board related issues in a separate section, below.

Appointment of Auditors                                                  Approve

Fix Auditor Remuneration                                                 Approve

Approval of Audited Financial Statements                                 Approve

Set/Eliminate Dividends                                                  Approve

Grant Board Authority to Repurchase Shares                               Approve

Approve Stock Splits or Reverse Stock Splits                             Approve

Change Name of Corporation                                               Approve

Eliminate Preemptive Rights

     Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

     We generally approve the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of dilution.

Employee Stock Purchase Plan                                             Approve

Establish 401(k) Plan                                                    Approve

                               BOARD OF DIRECTORS

We support measures which encourage and enable boards to fulfill their primary responsibility to represent the economic interests of shareholders. While we may take into consideration the specific needs of companies that are in early rapid growth phases, closely held, or in severe financial difficulties, we view strong independent boards as a key protection for shareholder value.

Election of Directors                                               Case by Case

     We support management in most elections. However, we will withhold approval if the board gives evidence of acting contrary to the best economic interests of shareholders. We will also withhold approval of individual director/managers whose remuneration appears to be blatantly excessive and exploitative of the shareholders.


Majority Voting                                                          Approve



     Many companies require directors to receive only a plurality of votes. This procedure allows directors to remain on the board even when the majority of votes are withheld. We believe directors should garner at least a majority of the votes in order to serve on the company's board.


Classified Board of Directors/Staggered Terms                             Oppose

     A classified board of directors is one that is divided generally into three classes, each of which is elected for a three-year term, but on a staggered schedule. At each annual meeting therefore, one-third of the directors would be subject to reelection.

     Our belief is that all directors should be subject to reelection on an annual basis to discourage entrenchment, and we will most frequently vote against classification and for management and shareholder proposals to eliminate classification of the board.

     Occasionally, proposals to classify a board of directors will contain a clause stipulating that directors may be removed only for cause. We will oppose these proposals.

Confidential Voting                                                      Approve

     Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

Cumulative Voting for Directors                                     Case by Case

     Cumulative voting allocates one vote for each share of stock held times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. Cumulative voting enables minority shareholders to secure board representation.

     We generally support cumulative voting proposals. However, we may withhold approval of proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director Compensation                                               Case by Case

     We believe that compensation for independent outside directors should be structured to align the interests of the directors with those of shareholders, whom they have been elected to represent. To this end, we have a preference toward compensation packages which are based on the company's performance and which include stock and stock options.

Independent Board Committees                                             Approve

     We believe that a board's nominating, compensation and audit committees should consist entirely of independent outside directors in order to avoid conflict of interests. We will therefore normally approve reasonable shareholder proposals to that effect; an example of an unreasonable request would be a case where a board consists of only two or three directors.

Majority Independent Board Composition                                   Approve

     We will generally support shareholder proposals requesting that the board consist of majority independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Separation of Chairman and CEO Positions                            Case by Case

     We will support shareholder proposals requesting that the positions of chairman and CEO be separated if the board is composed of less than a majority independent directors.

                              CORPORATE GOVERNANCE

Adjourn Meeting to solicit Additional Votes                               Oppose

     Additional solicitation is costly and could result in coercive pressure on shareholders, who usually have sufficient information in the proxy materials to make an informed decision prior to the original meeting date.

Anti-Greenmail Provision                                                 Approve

Eliminate Shareholders' Right to Call Special Meeting                     Oppose

Increase in Authorized Shares                                       Case by Case

     We approve proposals for increases of up to 100%. We will consider larger increases if a need is demonstrated. We may apply a stricter standard if the company has no stated use for the additional shares and/or has previously authorized shares still available for issue. Additionally, proposals which include shares with unequal voting rights may warrant opposition.

Indemnification of Directors and Officers                                Approve

     We support the protection of directors and officers against frivolous and potentially ruinous legal actions, in the belief that failure to do so might severely limit a company's ability to attract and retain competent leadership. We will support proposals to provide indemnification which is limited to coverage of legal expenses.

Liability Insurance of Directors and Officers                            Approve

     Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual's capacity as a director or officer of a company. However, we withhold approval of proposals which cover breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, willful or negligent conduct in connection with the payment of an unlawful dividend, or any transaction from which the director derived an improper personal benefit.

Prohibit Shareholder Action Outside Meetings                              Oppose

Reincorporate                                                       Case by Case

     Proposals to reincorporate in another state are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will favor reincorporation.

     In cases where there are significant differences in anti-takeover protections, we will vote in favor of reincorporation only if shareholder discretion is not diminished by the change. As state corporation laws are continuously evolving, such determination requires case by case analysis.

Change of Location of Corporate Headquarters                        Case by Case

     Changes in location of headquarters must have clear economic benefits. Changing the physical location of headquarters to meet the personal geographic or lifestyle preferences of senior executives will be opposed.

Require more than simple majority vote to pass proposals.                 Oppose

                                  ANTI-TAKEOVER

Blank Check Preferred                                               Case by Case

     These proposals are for authorization of a class of preferred stock in which voting rights are not established in advance, but are left to the discretion of the board of directors on a when issued basis. The authority is generally viewed as affording the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without reference to a shareholder vote. However, in some cases it may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings.

     We oppose these proposals as a transfer of authority from shareholders to the board and a possible entrenchment device. However, if there are few or no other anti-takeover measures on the books and the company appears to have a legitimate financing motive for requesting the authority, or has used blank check preferred stock for past financings, we will approve the proposal.

Differential Voting Power                                                 Oppose

Authorize a class of common having superior voting rights over the existing common or entitled to elect a majority of the board.

Poison Pill Plans                                                         Oppose

Also known as "shareholder rights plans," involve call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually hostile tender offers. These plans are not subject to shareholder vote. However, the shares required to fund the plan must be authorized. Since these shares are generally blank check preferred, we oppose them.

     Therefore, these proposals generally only appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. The vote is non-binding. We vote in favor of shareholder proposals to rescind poison pills.

     Our policy is to examine these plans individually. Most plans are opposed, however. We approve most plans which include a "permitted bid" feature. Permitted bid features have appeared in some Canadian poison pill plans. They require shareholder ratification of the pill, stipulate a sunset provision whereby the pill expires unless it is renewed and specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces a special meeting at which the offer is put to a shareholder vote.

Stakeholder Provision                                                     Oppose

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders in the evaluation of takeover offers.

     We believe that this concept is inconsistent with public ownership of corporations.

                             MANAGEMENT COMPENSATION

Golden Parachutes                                                   Case by Case

Golden parachutes provide for compensation to management in the event of a change in control. We view this as encouragement to management to consider proposals which might be beneficial to shareholders, but we are very sensitive to excess or abuse.

Pay-for-Performance Plans                                                Approve

     The Omnibus Budget Reconciliation Act requires companies to link executive compensation exceeding $1 million to preset performance goals and submit the plans for shareholder approval in order for such compensation to qualify for federal tax deductions. The law further requires that such plans be administered by a compensation committee comprised solely of outside directors. Because the primary objective of such proposals is to preserve the deductibility of such compensation, we are biased toward approval in order to preserve net income. However, proposals which authorize excessive dilution or provide executives extraordinary windfalls will be opposed. Moreover, when an objectionable plan is coupled with poor performance, we will consider withholding votes from compensation committee members.

                                  OPTION PLANS

We support option plans which provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company. Option plan evaluations are therefore based on the total cost to shareholders and give effect to the incentive aspects of the plan. We are wary of over-dilution or not-insignificant shareholder wealth transfer.

                  MERGERS, ASSET SALES & CAPITAL RESTRUCTURINGS

In reviewing merger and asset sale proposals, our primary concern is with the best economic interests of shareholders. This does not necessarily indicate that we will vote in favor of all proposals which provide a market premium relative to pre-announcement prices. Due to the subjective nature of the value of individual proposals, transaction-specific characteristics or conditions may prevail. Factors affecting the voting decision will likely include transaction consideration relative to intrinsic value, strategic reason for transaction, board approval/transaction history, and financial advisors' fairness opinions.

                           OTHER SHAREHOLDER PROPOSALS

For those shareholder-proposed issues that are not covered specifically elsewhere.

Shareholder Proposal Requesting a Yearly Report on Director Attendance at
Meetings                                                                 Approve

Shareholder Proposal Requesting a Minimum Stock Ownership by Directors    Oppose

Shareholder Proposal to Compensate Directors in Stock                    Approve

                                  SOCIAL ISSUES

We receive proxies containing shareholder proposals which address social issues which are varied and tend to shift from year to year. However, our philosophy in reviewing social proposals is consistent; that is, we vote in all cases in the best economic interests of our clients.


II.  PROCEDURES



     A.   Instructions to Bank/Broker Custodians


          All custodian banks/brokers are to be notified that all proxy voting materials should be forwarded to SCM upon receipt unless client has other instructions. This notification typically occurs at the time the account is opened at the custodian.


     B.   SCM Administrative Responsibilities for Proxy Voting



          Cathy Sawyer will delegate and oversee the proxy voting process to a person or pool of persons, known as Proxy Administrators, who will in turn process and vote all proxies. All proxy materials are forwarded to Sterling's third party proxy service, ADP Proxy Lite. The Proxy Administrator is responsible for checking with ADP for upcoming votes.



          (1) Upon notification of an upcoming vote, the Proxy Administrator will create a file with the Portfolio Company name and meeting date on the tab. All proxies and related materials for this particular Portfolio Company will then be placed in this file until ready to be voted on.



          (2) The Proxy Administrator will look to see if the Portfolio Company is listed on the "Business Relationship List," which is a listing of all companies with whom SCM has a client or supplier relationship. If the Portfolio Company IS NOT listed on the Business Relationship List, then steps (3)-(8) below in this Section B are to be executed. If the Portfolio Company IS listed on the Business Relationship List, then the Proxy Administrator will execute the process provided in Section C (Treatment of SCM Conflicts of Interest) and steps (3)-(8) below in this Section B will not be executed.



          (3) The Proxy Administrator will then forward a copy of the proxy and an annual report to the appropriate member of the Proxy Committee for instructions, with a request to return by a specific date, along with a "Proxy Instruction Form" noting the items to be voted on and the voting deadline. It will continue to be the Proxy Administrator's responsibility to make sure all proxies are voted on time.



          (4) When the Proxy Committee member completes his/her review of the proxy statement, he/she will complete the "Proxy Instruction Form" which instructs how to vote and briefly identifies reasons for voting against management, if applicable. This form will be given to the Proxy Administrator who will then vote the proxy.



          (5) Each proxy is then cross-referenced to make sure the shares we are voting on are the actual shares we own for that client.



          (6) All proxies received from the same company for all clients will be voted as the original without review by the Proxy Committee member unless specific client circumstances require otherwise.

          (7) After the proxy is voted, all Proxy Instruction Forms will be maintained in a separate file.



          (8) Copies of each proxy are kept in the above mentioned folder along with a copy of the annual report, Proxy Instruction Form, and other notes related to each company vote.



     C.   Treatment of SCM Conflicts of Interest


     Occasionally, SCM may have a material business relationship with a Portfolio Company that could create a conflict of interest with respect to the voting of a proxy for such Portfolio Company. The following procedures are designed to hand over the proxy voting responsibility to our clients in the event that such potential conflicts of interest arise in a particular proxy vote.


     (1) As noted in Section B (SCM Administrative Responsibilities for Proxy Voting), upon receipt of proxy materials, the Proxy Administrator will determine if the Portfolio Company is listed on the Business Relationship List. If the Portfolio Company is listed on the Business Relationship List, then the Proxy Administrator will execute the process provided in steps (2)-(4) below in this Section C.



     (2) After determining that a Portfolio Company is listed on the Business Relationship List, the Proxy Administrator will give the proxy materials to Patrick Rau, who will determine if the proxy should be voted by our clients. If (1) the relationship is not material OR (2) if the issue to be voted on is not a "case-by-case" issue as provided in Part I of this document (Voting Policy and Guidelines), then Mr. Rau will return the proxy materials to the Proxy Administrator, who will then follow the normal proxy voting procedures in Section B (SCM Administrative Responsibilities for Proxy Voting), steps (3)-(8).



     (3) If (1) the relationship is material AND (2) if the issue to be voted on is a "case-by-case" issue as provided in Part I of this document (Voting Policy and Guidelines), then Mr. Rau will return the proxy materials to the Proxy Administrator, who will then mail the proxy ballot to each client, along with a cover letter explaining the conflict of interest situation. The client will then vote its own proxy ballot and SCM will not have any involvement in the voting of that ballot. The Proxy Administrator will make an entry in the proxy voting database that indicates that the particular proxy ballot in question was voted by the client due to a conflict of interest with a SCM business relationship.



     (4) For purposes of determining materiality, a relationship is "material" if it represents at least 1% of SCM revenues in the case of a client relationship and at least 1% of SCM expenses in the case of a supplier relationship.


     D.   Treatment of Personal Conflicts of Interest

     From time to time, individuals on the Proxy Committee may have personal relationships with people connected to the Portfolio Company, including (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests. Such relationships could create a conflict of interest with respect to the voting of a proxy. The following procedures are designed to hand over the proxy voting responsibility to a different member of the Proxy Committee in the event that such conflicts of interest arise in a particular proxy vote.


     (1) Upon receiving proxy materials from the Proxy Administrator, the member of the Proxy Committee who receives such materials shall determine whether a personal relationship exists between such member and the following people connected with the Portfolio Company: (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests. In the event that such a personal relationship exists, the Proxy Committee member shall return the proxy materials to Patrick Rau, who shall deliver the materials to a different Proxy Committee member for voting.



III. THE PROXY COMMITTEE



The Proxy Committee will consist of Brian Walton, Ed Brea, Bob Bridges, Tim Beyer, Patrick Rau, Lee Houser, and Mary Weeks Fountain, any of whom may act on a proxy issue. Dave Ralston will be the advisory member and may substitute as necessary.

PART C. OTHER INFORMATION

Item 23. Exhibits

(a) (1) Amended and Restated Agreement and Declaration of Trust dated May 17, 1999 is incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed March 24, 1993).

(b)  (1)  Bylaws, Amended and Restated November 21, 2006 is filed herewith.

(c) (1) Article III, Article V, Article VIII, Section 4, and Article IX, Sections 1, 4, 5, and 7 of the Amended and Restated Declaration of Trust dated August 18, 1992, is incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (filed March 24, 1993).

     (2) Article 9, Article 10, Section 6, Article 11 of the By-laws responsive to this item is incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (filed July 2, 1997).

(d) (1) Amended and Restated Investment Advisory Agreement between the Registrant and BB&T Asset Management, Inc. dated May 23, 2003 is incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (filed November 26, 2003).

     (2) Form of Revised Schedule A to Investment Advisory Agreement is incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (filed March 6, 2003).

     (3) Form of Sub-Advisory Contract between BB&T Asset Management, Inc. and UBS Global Asset Management (Americas) Inc. is incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (filed April 30, 2003).

     (4) Sub-Advisory Agreement between BB&T Asset Management, Inc. (formerly BB&T Asset Management LLC) and Federated Investment Management Company dated February 1, 2001, including Schedules 1, 2, and 3, is incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (filed November 15, 2002).

     (5) Sub-Advisory Agreement between BB&T Asset Management, Inc. and Scott & Stringfellow, Inc., including Schedule A is incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A (filed November 17, 2005).

     (6) Sub-Advisory Agreement between BB&T Asset Management, Inc. and Sterling Capital Management LLC, including Schedule A is incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A (filed November 17, 2005).

     (7) Form of Investment Advisory Agreement between the Registrant and Sterling Capital Management LLC, including Schedule A is incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (filed May 15, 2006).

(e) (1) Distribution Agreement between the Registrant and BB&T Funds Distributor, Inc. dated November 1, 2005 including Schedules A, B, C, and D is incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A (filed November 17, 2005).

     (2) Form of Amended Distribution Agreement between the Registrant and BISYS Fund Services LP including Schedules A, B, C and D is incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A (filed November 17, 2005).

     (3) Form of Underwriting Agreement between the Registrant and PFPC Distributors, Inc. is filed herewith.

(f)   Not applicable.

(g) (1) Custody Agreement between the Registrant and Branch Banking and Trust Company dated February 1, 2001 is incorporated by reference to Exhibit
          (f)(1) to Post-Effective Amendment No. 29 to the Registration Statement on From N-1A (filed November 15, 2002).

     (2) Custody Agreement between the Registrant and Bank of New York is incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 11 to the Registration Statement of the Registrant on Form N-1A (filed February 14, 1997).

     (3) Form of Foreign Custody Manager Agreement and the Amendment to the Foreign Custody Manager Agreement between the Registrant and Bank of New York is incorporated by reference to Exhibit (f)(2) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (filed July 23, 2001).

     (4) Custody Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (f)(3) to Post-Effective Amendment No. 25 to the Registration Statement of the Registrant on Form N-1A (filed July 23, 2001).

     (5) Form of Custody Agreement between the Registrant and Investor's Bank & Trust Company is incorporated by reference to Exhibit (f)(5) to Post-Effective Amendment No. 21 to the Registration Statement on

          Form N-1A (filed November 17, 2000).

     (6) Custody Agreement between the Registrant and US Bank dated August 1, 2006 is filed herewith.

(h) (1) Administration Agreement between the Registrant and BB&T Asset Management, Inc. dated February 1, 2005 including Schedule A is incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A (filed November 17, 2005).

     (2) Form of Sub-Administration Agreement between BISYS Fund Services LP and BB&T Asset Management, Inc. including Schedules A and B is incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (filed on January 31, 2005).

     (3) Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (formerly The Winsbury Company Limited Partnership) is incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (filed March 1, 2001).

          (i) Form of Schedule A to the Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc. is incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (filed April 15, 2004).

          (ii) Form of Amendment to Transfer Agency Agreement is incorporated by reference to Exhibit (h)(3)(ii) to Post- Effective Amendment No. 39 to the Registration Statement on Form N-1A (filed January 31,
               2005).

          (iii) Form of Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc. dated February 1, 2005 is incorporated by reference to Exhibit (h)(3)(iii) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (filed January 31, 2005).

     (4) Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (formerly The Winsbury Company Limited Partnership) is incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (filed March 1, 2001).

          (i) Form of Revised Schedule A to the Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. is incorporated by reference to Exhibit (g)(6) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (filed March 6, 2003).

          (ii) Form of Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. dated February 1, 2005 is incorporated by reference to Exhibit (h)(4)(ii) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (filed January 31, 2005).

     (5) Form of Sub-Accounting Agreement between BB&T Funds and the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation dated September 10, 2002 is incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (filed March 6, 2003).

          (i) Form of Schedule A to the Sub-Accounting Agreement between BB&T Funds and the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation is incorporated by reference to Exhibit
               (h)(3) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (filed March 6, 2003).

     (6) License Agreement between the Registrant and Branch Banking and Trust Company is incorporated by reference to Exhibit 9(d) to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed March 24, 1993).

     (7) Form of Shareholder Servicing Agreement between BB&T Funds and the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation dated September 10, 2002 is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (filed March 6, 2003).

          (i) Form of Schedule A to the Shareholder Servicing Agreement between BB&T Funds and the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (filed March 6, 2003).

     (8) Form of Compliance Services Agreement between BB&T Funds and BISYS Fund Services Limited Partnership including Schedule A is incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (filed January 31, 2005).

     (9) Distribution Services Agreement between BB&T Asset Management, Inc. and BB&T Funds Distributors, Inc. dated November 1, 2005 is incorporated by reference to Exhibit (h)(9) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A (filed November 17, 2005).

     (10) Form of Distribution Services Agreement between BB&T Asset Management, Inc. and BISYS Fund Services, L.P. is incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A (filed November 17, 2005).

     (11) Form of Sub-Administration Services Agreement between BB&T Asset Management, Inc. and PFPC Inc. is filed herewith.

     (12) Form of Transfer Agency and Blue Sky Services Agreement between Registrant and PFPC Inc. is filed herewith.

     (13) Form of Accounting Services Agreement between Registrant and PFPC Inc. is filed herewith.

     (14) Form of Compliance Support Services Agreement between Registrant and PFPC Inc. is filed herewith.

(i)  (1)  Opinion of Ropes & Gray LLP is filed herewith.

(j)  (1)  Consent of Ropes & Gray LLP is filed herewith.

(j)  (2)  Consent of KPMG LLP is filed herewith.

(k)  Not applicable.

(l) Purchase Agreement dated September 3, 1992 between Registrant and Winsbury Associates is incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 2 to the Registration Statement of the Registrant on Form N-1A (filed September 23, 1992).

(m) (1) Form of Amended and Restated Distribution and Shareholder Services Plan as Amended November 9, 2000 between the Registrant and BISYS Fund Services Limited Partnership is incorporated by reference to Exhibit
          (l)(1) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (filed March 1, 2001).

     (2) Form of Servicing Agreement with respect to Shareholder Services between Branch Banking and Trust Company and BISYS Retirement Services, Inc. (formerly Universal Pensions, Inc.) is incorporated by reference to Exhibit (l)(2) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (filed November 15, 2002).

     (3) Form of Revised Schedule A to the Servicing Agreement with Branch Banking and Trust Company and BISYS Fund Services Limited Partnership (formerly The Winsbury Company Limited Partnership) is incorporated by reference to Exhibit (l)(3) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (filed March 1, 2001).

(n) (1) Multiple Class Plan is incorporated by reference to Exhibit (n)(1) to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (filed May 15, 2006).

(p) (1) Code of Ethics for BB&T Funds dated November 8, 1994 and amended February 11, 2000 is incorporated by reference to Exhibit (n)(1) to

          Post-Effective Amendment No. 21 to the Registration Statement of the Registrant on Form N-1A (filed November 17, 2000).

     (2) Code of Ethics for BB&T Asset Management, Inc. is incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (filed April 28, 2006).

     (3) Code of Ethics for UBS Global Asset Management (Americas) Inc. is incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (filed April 15, 2004).

     (4) Code of Ethics for Federated Investment Management Company is incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (filed April 29, 2005).

     (5) Code of Ethics for Scott & Stringfellow, Inc. is incorporated by reference to Exhibit (p)(6) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (filed April 15, 2004).

     (6) Code of Ethics for Sterling Capital Management dated September 27, 2004 is incorporated by reference to Exhibit (p)(6) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A (filed November 17, 2005).

     (7) Code of Ethics for BISYS Fund Services dated January 1, 2006 is incorporated by reference to Exhibit (p)(7) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A (filed July 28, 2006).

     (8) Code of Conduct for PFPC Distributors, Inc. dated April 20, 2001 is filed herewith.

Item 24. Persons Controlled By or Under Common Control with Registrant

     None.

Item 25. Indemnification

     Article VIII, Sections 1 and 2 of the Registrant's Declaration of Trust provides as follows:

     "Trustees, Officers, etc.

     Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

     Compromise Payment

     Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office."

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Indemnification for the Group's principal underwriter is provided for in the Distribution Agreement incorporated herein by reference as Exhibit 6(a).

     In addition, the Trust maintains a directors and officer liability insurance policy with a maximum coverage of $3,000,000.

Item 26. Business and Other Connections of Investment Adviser

     BB&T Asset Management, Inc. ("BB&T Asset Management" or the "Adviser") is the adviser for the Funds. BB&T Asset Management, located at 434 Fayetteville Street Mall, Raleigh, NC 27601, is a wholly-owned subsidiary of BB&T Corporation ("BB&T"), a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 2005, BB&T had assets of approximately $109.2 billion. Through its subsidiaries, BB&T operates over 1,400 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.

     In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. BB&T Asset Management currently manages discretionary assets of more than $16 billion.

     Set forth below is information as to any other business, profession, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries of the parent corporation of BB&T) in which each director or senior officer of BB&T Asset Management, Inc. is, or at any time during the last two fiscal years has been, engaged for his or her own account or in the capacity of director, officer, employee, partners, or trustee.

NAME AND POSITION WITH BB&T ASSET       OTHER BUSINESS, PROFESSION, VOCATION, OR
MANAGEMENT                              EMPLOYMENT
---------------------------------       ----------------------------------------
Jeffrey Schappe, Chief Investment       CIO at Citizens Advisors from 5/01-4/04
Officer (CIO)

Item 27. Principal Underwriters.

     Item 27(a) BB&T Funds Distributor, Inc. (BB&TFD or the "Distributor") acts as principal underwriter for the following investment companies:

     BB&T Funds

BB&TFD is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BB&TFD's main address is 100 SUMMER ST. 15TH FLOOR, Boston, Massachusetts 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. BB&TFD is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

     Item 27(b) Information about Directors and Officers of BB&TFD is as follows:

       Name          Position with Underwriter            Position with Fund
       ----          -------------------------            ------------------
Brian K. Bey         President and Director                      None
Elliott Dobin        Secretary                                   None
Linda C. Carley      Chief Compliance Officer                    None
Wayne A. Rose        Assistant Chief Compliance Officer          None
James E. (Ed) Pike   Financial and Operations Principal          None

Item 27 (a) PFPC Distributors, Inc. ("the Distributor") is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. As of December 1, 2006, the Distributor acted as principal underwriter for the following investment companies:

                  AFBA 5 Star Funds, Inc.
                  Aston Funds
                  Atlantic Whitehall Funds Trust
                  CRM Mutual Fund Trust
                  E.I.I. International Property Fund
                  E.I.I. Realty Securities
                  GuideStone Funds
                  Highland Floating Rate Fund
                  Highland Floating Rate Advantage Fund
                  Kalmar Pooled Investment Trust
                  Matthews Asian Funds
                  Metropolitan West Funds
                  New Alternatives Fund
                  Old Westbury Funds
                  The RBB Fund, Inc.
                  Stratton Growth Fund, Inc.
                  Stratton Monthly Dividend REIT Shares, Inc.
                  The Stratton Funds, Inc.
                  Van Wagoner Funds
                  Wilshire Mutual Funds, Inc.
                  Wilshire Variable Insurance Trust

         Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

                  ABN AMRO Funds

         Distributed by BlackRock Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

                  BlackRock Funds
                  BlackRock Bond Allocation Target Shares
                  BlackRock Liquidity Funds
                  International Dollar Reserve Fund I, Ltd.



         Distributed by MGI Funds Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

                  MGI Funds

         Distributed by Northern Funds Distributors, LLC, a wholly-owned subsidiary of PFPC Distributors, Inc.:

                  Northern Funds
                  Northern Institutional Funds

Item 27 (b) The Distributor is a placeStateMassachusetts corporation located at addressStreet301 Bellevue Parkway, CityWilmington, StateDE PostalCode19809. The Distributor is a wholly-owned subsidiary of PFPC, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company.

         The following is a list of the directors and executive officers of the
Distributor:

              Name                      Position(s) with Distributor
              ----                      ----------------------------

              Brian Burns               Chairman; Director;
                                        President; Chief Executive Officer

              Michael Denofrio          Director
              Nicholas Marsini          Director

              Rita G. Adler             Chief Compliance Officer
              John Munera               Anti-Money Laundering Officer
              Jodi Jamison              Chief Legal Officer
              Bradley A. Stearns        Secretary; Clerk
              Julie Bartos              Assistant Secretary; Assistant Clerk
              Amy Brennan               Assistant Secretary; Assistant Clerk

              Craig Stokarski           Treasurer; Chief Financial Officer;
                                        Financial & Operations Principal
              Maria Schaffer            Assistant Treasurer; Controller

              Bruno Di Stefano          Vice President
              Susan K. Moscaritolo      Vice President

Item 27  (c) Not Applicable

Item 28. Location of Accounts and Records

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are as follows:

     (1)  BB&T Funds
          3435 Stelzer Road
          Columbus, Ohio 43219
          Attention: Secretary
          (Registrant)

     (2)  BB&T Asset Management, Inc.
          434 Fayetteville Street Mall
          Raleigh, North Carolina 27601
          Attention: Trust Investments
          (Investment Adviser and Administrator)

     (3)  UBS Global Asset Management
          51 W. 52nd Street
          New York, New York 10019
          (Investment Sub-Adviser to the International Equity Fund)

     (4)  Federated Investors, Inc.
          Federated Investors Tower
          1001 Liberty Avenue
          Pittsburgh, PA 15222-3779
          (Investment Sub-Adviser to the Prime Money Market Fund and National Tax-Free Money Market Fund)

     (5)  Scott & Stringfellow
          909 E. Main Street
          Richmond, Virginia 23219
          (Investment Sub-Adviser to the Special Opportunities Equity and Equity Income Funds)

     (6)  Sterling Capital Management
          Two Morrocroft Centre
          4064 Colony Rd., Suite 300
          Charlotte, NC 28211
          (Investment Adviser to the Sterling Capital Small Cap Value Fund and Investment Sub-Adviser to the Mid Cap Value Fund and the Total Return Bond Fund)

     (7)  BISYS Fund Services LP
          3435 Stelzer Road
          Columbus, Ohio 43219
          (Former Distributor, Former Administrator and current
          Sub-Administrator)

     (8)  BB&T Funds Distributor, Inc.
          100 Summer Street, Suite 1500
          Boston, MA 02110
          (Distributor)

     (9)  U.S. Bank National Association
          425 Walnut Street, M.L. CN-OH-W6TC
          Cincinnati, OH 45202
          (Custodian)

     (10)  Branch Banking and Trust Company
          434 Fayetteville Street Mall
          Raleigh, NC 27601
          (Former Custodian)

     (11)  BISYS Fund Services Ohio, Inc.
          3435 Stelzer Road
          Columbus, Ohio 43219
          (Transfer and Shareholder Servicing Agent, Provider of Fund Accounting Services)

     (12) Bank of New York
          90 Washington Street, 22nd Floor
          New York, NY 10286
          (Custodian to the International Equity Fund)

     (13) State Street Bank and Trust Company
          2 Avenue de LaFayette
          LCC-5th Floor
          Boston, Massachusetts 02111
          (Custodian to the Prime Money Market Fund)

     (14) Investor's Bank & Trust
          John Hancock Tower
          200 Clarendon Street
          Boston, Massachusetts 02117-9130
          (Custodian and Fund Accountant for Equity Index Fund)

     (15) Ropes & Gray LLP
          One Metro Center, 700 12th Street, N.W., Suite 900
          Washington, D.C. 20005-3948
          (Declaration of Trust, Bylaws, Minutes Book)

     (16) PFPC Inc.
          301 Bellevue Parkway
          Wilmington, Delaware 19809
          (Fund Accountant, Transfer Agent, and Sub-Administrator for the Sterling Capital Small Cap Value Fund)

     (17) PFPC Distributors, Inc.
          301 Bellevue Parkway
          Wilmington, Delaware 19809
          (Distributor for the Sterling Capital Small Cap Value Fund)

Item 29. Management Services

     None.

Item 30. Undertakings

     The Registrant undertakes to call a meeting of Shareholders, at the request of at least 10% of the Registrant's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

     The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                     NOTICE

     A copy of the Agreement and Declaration of Trust, as amended, of the BB&T Funds is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by officers of the registrant as officers and not individually and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 50 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia on this 18th day of December 2006.

BB&T FUNDS


/s/ Keith F. Karlawish
-------------------------------------
*Keith F. Karlawish
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 50 has been signed below by the following persons in the capacities and on the dates indicated.

              Signature                    Title           Date
              ---------                 ----------   ----------------


/s/ Keith F. Karlawish                  President/   December 18, 2006
-------------------------------------   Trustee
*Keith F. Karlawish


/s/ James L. Roberts                    Trustee      December 18, 2006
-------------------------------------
*James L. Roberts


/s/ Thomas W. Lambeth                   Trustee      December 18, 2006
-------------------------------------
*Thomas W. Lambeth


/s/ Troy A. Sheets                      Treasurer    December 18, 2006
-------------------------------------
*Troy A. Sheets


/s/ Douglas R. Van Scoy                 Trustee      December 18, 2006
-------------------------------------
*Douglas R. Van Scoy


/s/ Drew T. Kagan                       Trustee      December 18, 2006
-------------------------------------
*Drew T. Kagan



/s/ Laura C. Bingham                    Trustee      December 18, 2006
-------------------------------------
*Laura C. Bingham


By: /s/ Alan G. Priest
    ---------------------------------
    Alan G. Priest

*By Alan G. Priest, Attorney-in-Fact, pursuant to powers of attorney filed herewith.

                                POWER OF ATTORNEY

Keith F. Karlawish, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Katherine Milin, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated: February 3, 2005                 /s/ Keith F. Karlawish
                                        ----------------------------------------
                                        Keith F. Karlawish

                                POWER OF ATTORNEY

Laura C. Bingham, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum, each individually, her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated: May 30, 2002                         /s/ Laura C. Bingham
                                            ------------------------------------
                                            Laura C. Bingham

                                POWER OF ATTORNEY

Thomas W. Lambeth, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated: May 30, 2002                     /s/ Thomas W. Lambeth
                                        ----------------------------------------
                                        Thomas W. Lambeth

                                POWER OF ATTORNEY

Troy A. Sheets, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated: November 7, 2002                 /s/ Troy A. Sheets
                                        ----------------------------------------
                                        Troy A. Sheets

                                POWER OF ATTORNEY

Drew T. Kagan, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated: May 30, 2002                     /s/ Drew T. Kagan
                                        ----------------------------------------
                                        Drew T. Kagan

                                POWER OF ATTORNEY

Douglas R. Van Scoy, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Lisa N. Larkin, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated: June 21, 2004                    /s/ Douglas R. Van Scoy
                                        ----------------------------------------
                                        Douglas R. Van Scoy

                                POWER OF ATTORNEY

James L. Roberts, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Katherine Milin, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated: November 24, 2004                /s/ James L. Roberts
                                        ----------------------------------------
                                        James L. Roberts

                     EXHIBIT INDEX


(b)(1)    Amended and Restated Bylaws

(e)(3)    Form of Underwriting Agreement with PFPC Distributors, Inc.

(g)(6)    Custody Agreement with US Bank

(h)(11)   Form of Sub-Administration Services Agreement

(h)(12)   Form of Transfer Agency and Blue Sky Services Agreement

(h)(13)   Form of Accounting Services Agreement

(h)(14)   Form of Compliance Support Services Agreement

(i)(1)    Opinion of Ropes & Gray LLP

(j)(1)    Consent of Ropes & Gray LLP

(j)(2)    Consent of KPMG LLP

(p)(8)    PFPC Distributors, Inc. Code of Conduct